united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suiet 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund Class A Shares: DPFAX Class C Shares: DPFCX Class I Shares: DPFNX

Annual Report
September 30, 2021

www.deerparkfund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

September 30, 2021

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open-end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop. The Fund seeks to target a distribution yield of 3-6% and a mid-to-high single-digit total return with little correlation to both investment grade and high yield bonds, though actual distributions and performance will vary and the Fund may have periods of negative performance (please see important disclosures below regarding the Fund’s distribution yield and performance). As of September 30, 2021, approximately 91% of the Fund’s assets are invested in floating-rate securities which we believe have the potential to provide uncorrelated returns regardless of interest rate direction.

Market Performance for the Fiscal Year Ended September 30, 2021

The Fund’s Class I Shares returned 9.09% over the trailing twelve months, and 6.59% annualized since the Fund’s inception on October 16, 2015. In aggregate, the Fund’s Class I Shares distributed approximately $0.54/share over the fiscal year.

The Fund’s distribution policy is to make monthly distributions to shareholders. The level of monthly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

As of September 30, 2021	Q4 2020	Q1 2021	Q2 2021	Q3 2021	One Year	Three Year	Since Inception*
DPFNX Class I (NAV)	1.79%	2.35%	2.24%	2.41%	9.09%	4.01%	6.59%
DPFAX Class A (NAV)	1.73%	2.29%	2.18%	2.35%	8.82%	3.76%	6.32%
DPFAX Class A (Max Load)	-4.10%	-3.63%	-3.68%	-3.55%	2.59%	1.72%	5.27%
DPFCX Class C (NAV)	1.54%	2.01%	2.09%	2.07%	7.92%	2.96%	4.25%
Bloomberg US Aggregate Bond Index	0.67%	-3.37%	1.83%	0.05%	-0.90%	5.35%	3.26%
HFRX Fixed Income – Credit	5.38%	0.03%	1.62%	-0.17%	6.93%	5.17%	3.64%

*	Inception date for the I and A share classes is October 16, 2015. Inception date the C share class is April 6, 2017.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. The Fund’s total annual operating expenses are 2.41%, 3.16%, and 2.16% for the Class A, C, and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2022. After this fee waiver, the expense ratios are 2.18%, 2.93%, and 1.93% for the Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Growth of $10,000: Inception Through September 30, 2021

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Performance Statistics

The chart below shows performance statistics of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2021.

	Deer Park Total	Bloomberg Barclays US	HFRX Fixed Income -
	Return Credit I	Aggregate Bond Index	Credit Index
Annualized Return	6.51%	3.36%	3.57%
Cumulative Return	45.22%	21.59%	23.06%
Standard Deviation	7.44%	3.18%	4.73%
Gain Deviation	3.97%	2.84%	3.53%
Loss Deviation	6.51%	1.69%	3.26%
Sharpe Ratio	0.74	0.75	0.55
Max Drawdown	-15.80%	-3.56%	-6.93%
Deer Park Fund Correlation to:	1.00	0.17	0.7

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Please see additional information in the Important Risk Disclosures section at the end of this letter regarding the terms used in this table.

Since the inception of the Fund on October 16, 2015 through September 30, 2021, the Fund’s performance was positive or flat 88% of the trading days and negative only 12% of the trading days. This compares favorably to the Bloomberg Barclays US Aggregate Bond Index and the HRFX Fixed Income-Credit Index shown below.

Daily Statistics	Deer Park Total Return Credit I	Bloomberg Barclays US Aggregate Bond Index	HFRX Fixed Income - Credit Index
Positive/Flat Days	1314	889	819
Negative Days	185	610	680
% Positive/Flat Days	88%	59%	55%
% Negative Days	12%	41%	45%

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market & Portfolio Update:

The fiscal year proved to be an extraordinary time in the markets and for societies all over the world. Last year, the country experienced the painful impact from a global pandemic and a sharp economic downturn. Now, less than one year later, we are experiencing a return to normalcy in many areas of everyday life. The country has benefited tremendously from the Federal Government’s extraordinary support measures extended to many areas of the economy, as well as individuals, to help them weather the economic disruption caused by the pandemic. In many ways, this has been a resounding success and has been the primary catalyst to the ‘re-opening’ trade in the first half of 2021 that has propelled U.S. equity assets, housing, commodities, and other asset price levels to post-pandemic highs.

As we move into the Fall season, many of these economic stimulants are coming to an end, including extended or enhanced unemployment benefits, eviction and foreclosure moratoriums and renter assistance programs. The Fed has indicated in their most recent communications that they expect to maintain an accommodative stance of monetary policy until they fully achieve their dual mandate of full employment and long-run inflation averaging two percent. Chairman Powell stated that the economy has made significant progress toward their employment goal and continues to progress towards reaching their inflation goal. If the pace of the recovery continues as expected, the Fed has indicated the potential shift toward a moderation of their $120 billion of monthly asset purchases with a slowing rate of acquisitions lead to a conclusion of all asset purchases by the middle of 2022. Similarly, following the completion of the weening asset purchase program, many market participants believe the next phase of a possible increase in the Fed Funds Rate would likely not occur until late 2022 or 2023.

In the US housing market, we have continued to see record home price appreciation (HPA) as evidenced by July’s all-time high of 19.7% as reported by Case-Shiller Index. Strong HPA is one of several positive factors contributing to continued improvement in credit performance and the overall gains generated by the portfolio’s Legacy Non-Agency RMBS book.

Performance Attribution

During the fiscal year ended September 30, 2021, Non-Agency RMBS continued to drive the majority of the Fund’s gains. Returns for the sector were distributed across the majority of sub-type categories. Over the past several months the non-agency RMBS holdings have produced consistent gains driven by the underlying quality of the loan pools, supporting mechanisms of credit enhancement, and continue to reflect the improving collateral trends as well as increasing market demand for Legacy Non-Agency RMBS positions, which comprises the largest portion of the portfolio.

The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses, the results of residual cash balances and other timing considerations. Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

We are actively looking to grow the CMBS sector of the portfolio to the extent we find opportunities that meet our stringent investment criteria.

CMBS trading has been relatively light in recent months as we thoroughly review market opportunities and analyze if deals offer our targeted investment characteristics, including both single asset/single borrower or conduit (diversified property type) CMBS transactions. Within the broad CMBS marketplace, we continue to see a range of workout activities including liquidations, loan extensions, re-appraisals, equity infusions, sales to 3rd parties with assumptions of the loan, to name a few of the strategies used to address the current challenges in the commercial space. We are actively analyzing investment opportunities with a particular focus on the distressed retail sector, including malls, as well as hotels. In the retail sector we tend to look for strong project sponsors like Simon Property Group or Brookfield coupled with strong retail tenants (e.g., an Apple retail store) driving strong customer traffic. Within the hotel sector, we are particularly interested in extended stay hotels or vacation/resort hotels where demand has quickly returned to pre-pandemic levels. Examples of these include deals where offer levels have more recently migrated toward a more optimistic outlook on commercial property recovery paths and deals in which bidders remain more controlled in their view on distressed loans, while slowly migrating toward sellers’ viewpoint. Our analysis of such distressed properties includes careful review of the project sponsor, as well as the details of the outstanding loan including debt service coverage and other financial metrics. The other primary CMBS segment, commercial office buildings, is not an area we are actively looking to invest at this time. We believe that the valuations and demand for commercial office space remain under pressure and are more uncertain given its slower recovery from the pandemic.

Market Outlook

Deer Park attempts to invest for the long-term, cognizant of markets cycles and with investments and themes that play out over time. We are optimistic about the positioning of our Fund’s portfolio regardless of where interest rates go. The majority of the RMBS securities are floating rate instruments which will have higher coupons in a higher rate environment. Additionally, if interest rates rise, hard assets such as residential housing typically see gains in value resulting in improved credit fundamentals and lower credit losses. Conversely, if interest rates decline, the floating rate coupon will decrease which creates more excess interest within each deal to absorb current defaults and pay for loss recovery writebacks.

As we have conveyed in the past, one of our goals for managing the Fund is to generate attractive risk-adjusted returns over the long-run, seek the best opportunities in the market and attempt to avoid the excesses (and missteps) that are often driven by short-term decision making. We continue to see examples of these time and time again and are currently seeing many portfolio managers stepping into the same type of risk taking, by increasing leverage to generate higher returns, and eliminating hedging due to over confidence in external market forces. Over time we have learned that a focused approach based on sound fundamental credit analysis may lead to attractive returns.

Important Risk Disclosures:

Investors should carefully consider the investment objectives, risks, charges and expenses of the Deer Park Total Return Credit Fund. This and other important information about the Fund is contained in the Prospectus, which can be obtained by contacting your financial advisor, or by calling (888) 868-9501. The Prospectus should be read carefully before investing. The Deer Park Total Return Credit Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Princeton Fund Advisors, LLC, and Northern Lights Distributors are not affiliated. Mutual Funds involve risk including the possible loss of principal.

ABS, RMBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Standard Deviation measures the average deviations of a return series from its mean. Gain Deviation is the Standard Deviation of all positive returns. Loss Deviation is the Standard Deviation of all negative returns. Sharpe Ratio is a statistical measure that uses standard deviation and excess return over a risk-free rate of return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated using the Citi 3-month Treasury Bill Index for the risk-free rate of return. Correlation is a statistic that measures the degree to which two return series move in relation to each other.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grades bond market.

The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments.

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The advisor’s and sub-advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the advisor’s judgments about the potential performance of the sub-advisor may also prove incorrect and may not produce the desired results. Overall equity and fixed income securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an underlying fund and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying funds are subject to specific risks, depending on the nature of the fund.

6750-NLD-11242021

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2021

The Fund’s performance figures* for the period ended September 30, 2021, compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Inception** -	Inception*** -
	One Year	Three Year	Five Year	September 30, 2021	September 30, 2021
Class A Shares	8.82%	3.76%	5.36%	6.32%	—
Class A Shares with load	2.59%	1.72%	4.12%	5.27%	—
Class C Shares	7.92%	2.96%	—	—	4.25%
Class I Shares	9.09%	4.01%	5.61%	6.59%	—
Bloomberg Capital U.S. Aggregate Bond Index	(0.90)%	5.36%	2.94%	3.26%	3.72%
HFRX Fixed Income - Credit Index	6.93%	5.17%	4.38%	3.64%	4.17%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.41%, 3.16% and 2.16%, respectively, for Class A, Class C and Class I shares per the January 28, 2021 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

***	Commencement of operations is April 6, 2017.

The Bloomberg Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U.S. bond market. Investors cannot invest directly in the index.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2021

The Fund’s top asset classes and industry sectors as of September 30, 2021, are as follows:

	Percent of
Portfolio Composition:	Net Assets
Non-Agency Mortgage Backed Securities	86.6%
Short Term Investment	8.6%
U.S. Government & Agencies	4.2%
Agency Mortgage Backed Securities	1.6%
Real Estate Investment Trust	1.3%
Other Asset Backed Securities	0.0	% *
Liabilities in Excess of Other Assets	(2.3)%
	100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

*	Less than 0.05%

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS

September 30, 2021

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUST — 1.3%
	MORTGAGE FINANCE - 1.3%
700,000	Chimera Investment Corporation	$10,395,000

	TOTAL COMMON STOCKS (Cost $10,438,508)	10,395,000

Principal Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	AGENCY MORTGAGE BACKED SECURITIES — 1.6%
1,300,270	Fannie Mae REMICS(a),(b)	US0001M + 6.150%	6.0640	04/25/40	23,838
490,443	Fannie Mae REMICS(a),(b)	US0001M + 6.580%	6.4940	08/25/41	22,316
1,630,049	Fannie Mae REMICS(a),(b)	US0001M + 6.050%	5.9640	08/25/42	307,606
5,995,147	Fannie Mae REMICS(a),(b)	US0001M + 6.100%	6.0140	01/25/43	1,614,835
5,930,104	Fannie Mae REMICS(a),(b)	US0001M + 6.050%	5.9640	03/25/47	1,139,515
3,765,273	Fannie Mae REMICS(a),(b)	US0001M + 6.050%	5.9640	03/25/47	655,136
3,448,211	Fannie Mae REMICS(a),(b)	US0001M + 6.150%	6.0640	09/25/47	652,661
3,274,036	Fannie Mae REMICS(a),(b)	US0001M + 6.200%	6.1140	09/25/48	535,707
2,678,883	Freddie Mac Military Housing Bonds(c),(d)		5.9390	11/25/52	2,731,561
1,235,347	Freddie Mac REMICS(a),(b)	US0001M + 6.700%	6.6160	02/15/42	159,226
5,222,666	Freddie Mac REMICS(a),(b)	US0001M + 6.100%	6.0160	12/15/44	964,555
299,604	Freddie Mac REMICS(a),(b)	US0001M + 6.000%	5.9160	05/15/46	55,137
2,499,480	Freddie Mac REMICS(a),(b)	US0001M + 6.100%	6.0160	05/15/47	569,033
5,461,139	Freddie Mac REMICS(a),(b)	US0001M + 6.150%	6.0660	09/15/47	1,115,521
2,127,801	Freddie Mac REMICS(a),(b)	US0001M + 6.200%	6.1160	05/15/48	420,375
3,309,375	Government National Mortgage Association(b),(d)		1.5860	03/16/47	51,543
17,143,493	Government National Mortgage Association(a),(b)	US0001M + 3.430%	3.3430	09/20/49	1,329,615
13,212,229	Government National Mortgage Association(b),(d)		0.5300	02/16/51	288,176
3,721,418	Government National Mortgage Association(b),(d)		0.5210	08/16/51	78,734
25,794,078	Government National Mortgage Association(b),(d)		0.3170	11/16/52	213,784
1,465,287	Government National Mortgage Association(b),(d)		0.5310	05/16/57	58,973
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $20,640,569)				12,987,847

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6%
176,034	ABFC 2004-OPT1 Trust(a)	US0001M + 5.250%	5.3360	12/25/32	$199,451
1,150,541	ABFC 2004-OPT3 Trust(a)	US0001M + 0.750%	0.8360	09/25/33	1,144,842
481,733	ABFC 2004-OPT4 Trust(a)	US0001M + 2.175%	2.2610	08/25/33	485,442
562,272	Accredited Mortgage Loan Trust 2005-3(a)	US0001M + 0.700%	0.7860	09/25/35	476,702
338,700	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	5.3360	11/25/32	344,827
165,477	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	5.3360	07/25/33	166,744
567,813	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	5.3360	11/25/33	607,282
58,497	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.575%	1.6610	04/25/34	58,669
647,600	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 3.000%	3.0860	04/25/34	654,558
245,351	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 3.375%	3.4610	04/25/34	236,638
73,566	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	5.3360	04/25/34	70,592
1,122,303	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.395%	1.4810	01/25/35	1,265,877
1,291,069	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 3.500%	3.5860	05/25/35	1,340,364
85,127	Adjustable Rate Mortgage Trust 2005-4(d)		2.8680	08/25/35	84,926
2,437,185	Adjustable Rate Mortgage Trust 2007-1(a)	US0001M + 0.300%	0.3860	03/25/37	2,712,473
372,476	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 2.330%	2.4160	04/25/34	376,839
209,021	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 2.780%	2.8660	04/25/34	213,511
1,193,603	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 2.850%	2.9360	09/25/34	1,258,458
738,142	AFC Home Equity Loan Trust(a)	US0001M + 0.810%	0.8960	06/25/29	592,341
176,780	Alternative Loan Trust 2003-4CB(d)		6.1200	04/25/33	93,024
109,527	Alternative Loan Trust 2003-J2		6.0000	10/25/33	94,355
436,078	Alternative Loan Trust 2005-22T1(a),(b)	US0001M + 5.070%	4.9840	06/25/35	67,635
33,420	Alternative Loan Trust 2005-24(a)	12MTA + 1.310%	1.4100	07/20/35	5,263
37,379	Alternative Loan Trust 2005-36(d)		2.7510	05/25/33	6,944
703,609	Alternative Loan Trust 2005-45(a)	12MTA + 2.050%	2.1420	10/20/35	567,301
1,273,222	Alternative Loan Trust 2005-50CB		6.0000	11/25/35	722,927
445,634	Alternative Loan Trust 2005-56(a)	US0001M + 0.640%	0.7260	11/25/35	404,195
3,736,309	Alternative Loan Trust 2005-56(a)	US0001M + 1.160%	1.2460	11/25/35	2,520,344
1,838,286	Alternative Loan Trust 2005-61(a)	US0001M + 0.840%	0.9260	12/25/35	1,654,199
757,767	Alternative Loan Trust 2005-65CB		5.5000	12/25/35	689,996
532,016	Alternative Loan Trust 2005-65CB(a)	US0001M + 0.750%	0.8360	01/25/36	366,355
1,911,871	Alternative Loan Trust 2006-32CB(a),(b)	US0001M + 5.270%	5.1840	11/25/36	327,794
565,164	Alternative Loan Trust 2006-36T2(a)	US0001M + 0.900%	0.9860	12/25/36	197,586
267,356	Alternative Loan Trust 2006-HY10(d)		2.7680	05/25/36	253,264

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
294,588	Alternative Loan Trust 2006-J3		4.7500	12/25/21	$262,356
189,538	Alternative Loan Trust 2006-J5		6.5000	09/25/36	112,093
6,809,826	Alternative Loan Trust 2006-OA10(b),(e)		1.9790	08/25/46	413,990
28,254,268	Alternative Loan Trust 2006-OA10(b),(e)		2.5490	08/25/46	2,124,438
1,219,726	Alternative Loan Trust 2006-OA11(a)	US0001M + 0.380%	0.4660	09/25/46	1,202,427
1,588,319	Alternative Loan Trust 2006-OA12(a)	US0001M + 0.210%	0.2970	09/20/46	1,317,525
16,519,798	Alternative Loan Trust 2006-OA14(b),(d)		2.0400	11/25/46	949,793
6,469,846	Alternative Loan Trust 2006-OA17(b),(d)		1.6530	12/20/46	470,116
297,337	Alternative Loan Trust 2006-OA19(a)	US0001M + 0.180%	0.2670	02/20/47	233,773
46,791,732	Alternative Loan Trust 2006-OA2(b),(d),(f)		2.7690	05/20/46	4,159,986
1,015,707	Alternative Loan Trust 2006-OA7(a)	12MTA + 0.940%	1.0380	06/25/46	939,073
2,492,245	Alternative Loan Trust 2006-OA7(a)	12MTA + 0.940%	1.0380	06/25/46	2,259,727
499,773	Alternative Loan Trust 2006-OC6(a)	US0001M + 0.320%	0.4060	07/25/36	646,176
203,141	Alternative Loan Trust Resecuritization 2006-22R		6.2500	05/25/36	159,982
1,331,117	American Home Mortgage Assets Trust 2005-1(a)	US0001M + 0.660%	0.7460	11/25/35	1,183,228
640,939	American Home Mortgage Assets Trust 2006-1(a)	US0001M + 0.380%	0.4660	05/25/46	611,800
244,478	American Home Mortgage Assets Trust 2006-2(a)	12MTA + 0.960%	1.0580	09/25/46	245,088
887,529	American Home Mortgage Assets Trust 2006-4(a)	US0001M + 0.210%	0.2960	10/25/46	576,285
2,899,605	American Home Mortgage Assets Trust 2006-6 Series 2006-6 Class A-1-A(a)	US0001M + 0.190%	0.2760	12/25/46	2,535,219
193,065	American Home Mortgage Assets Trust 2007-5(a)	US0001M + 0.190%	0.2760	06/25/47	185,684
51,934	American Home Mortgage Investment Trust 2004-2(a)	US0012M + 1.500%	1.7370	02/25/44	53,389
3,494,724	American Home Mortgage Investment Trust 2005-4(a)	US0001M + 0.760%	0.8460	11/25/45	3,783,146
569,650	American Home Mortgage Investment Trust 2006-3(a)	US0001M + 0.460%	0.5460	12/25/46	694,340
4,861,942	American Home Mortgage Investment Trust 2007-2(a)	US0001M + 0.540%	0.6260	03/25/37	2,336,580
3,157,162	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 3.225%	3.3110	08/25/32	3,290,350
675,141	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 4.875%	3.9300	12/25/33	719,329
1,322,847	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 2.760%	2.8460	05/25/34	1,354,669
1,622,090	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 2.100%	2.1860	11/25/34	1,642,220
2,199,781	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.680%	1.7660	01/25/35	2,215,697
3,577,959	Ameriquest Mortgage Securities Inc Asset Backed(a)	US0001M + 1.155%	1.2410	01/25/36	4,602,295
160,155	Amortizing Residential Collateral Trust(a)	US0001M + 0.550%	0.9110	08/25/31	178,747
1,171,717	Amortizing Residential Collateral Trust 2001-BC6(a)	US0001M + 1.200%	1.2860	10/25/31	1,169,886
239,121	Amortizing Residential Collateral Trust 2001-BC6(a)	US0001M + 2.025%	2.1110	10/25/31	243,831
143,936	Amortizing Residential Collateral Trust 2002-BC5(a)	US0001M + 1.800%	1.8860	07/25/32	144,623

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
367,344	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 2.775%	2.8610	01/25/34	$372,471
305,994	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 0.150%	0.2360	09/25/36	132,973
2,000,000	Ashford Hospitality Trust 2018-ASHF(a),(c)	US0001M + 3.100%	3.1840	04/15/35	1,936,451
70,992	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.245%	1.3290	08/15/33	71,718
28,972	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 3.000%	3.0840	08/15/33	29,501
51,031	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 2.100%	2.1860	06/25/34	51,455
428,163	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 4.125%	4.2110	06/25/34	433,733
303,449	Asset Backed Securities Corp Home Equity Loan(a),(c)	US0001M + 2.850%	2.9360	09/25/34	301,464
578,030	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 3.000%	3.0860	09/25/34	587,316
418,538	Asset Backed Securities Corp Home Equity Loan(a),(c)	US0001M + 4.125%	4.2110	09/25/34	414,339
199,370	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.230%	1.3160	02/25/35	200,877
789,545	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.875%	1.9610	02/25/35	977,661
1,359,509	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 2.025%	2.1110	05/25/35	1,375,518
5,379,142	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 0.230%	0.3160	11/25/36	5,700,289
1,297,902	Banc of America Alternative Loan Trust 2006-5(b)		6.0000	06/25/46	163,462
1,907,859	Banc of America Alternative Loan Trust 2006-6(b)		6.0000	07/25/46	254,112
243,523	Banc of America Alternative Loan Trust 2006-8(a),(b)	US0001M + 786.000%	6.0000	11/25/36	46,036
607,832	Banc of America Alternative Loan Trust 2006-8(b)		6.0000	11/25/46	131,225
135,812	Banc of America Funding 2004-1 Trust		6.0000	02/25/34	141,618
6,862	Banc of America Funding 2004-C Trust(d)		3.2340	12/20/34	7,135
2,841,287	Banc of America Funding 2005-C Trust(a)	US0001M + 0.650%	1.0600	05/20/35	2,738,943
79,634	Banc of America Funding 2005-F Trust(a)	US0001M + 0.620%	0.7070	09/20/35	64,232
98,129	Banc of America Funding 2005-F Trust(d)		2.5230	09/20/35	94,190
1,564,783	Banc of America Funding 2006-D Trust(a)	US0001M + 0.560%	0.6470	05/20/36	648,756
77,669	Banc of America Mortgage 2004-K Trust Series 2004-K Class 1A2(d)		4.4570	12/25/34	87,132
580,470	Banc of America Mortgage 2007-1 Trust(b)		6.0000	01/25/37	88,977
18,729,314	BANK 2017-BNK6(b),(c),(d)		1.5000	07/15/60	1,217,917
168,843	Bayview Commercial Asset Trust 2003-2(a),(c)	US0001M + 3.225%	3.3110	12/25/33	172,255
99,502	Bayview Commercial Asset Trust 2004-3(a),(c)	US0001M + 2.400%	2.4860	01/25/35	100,088
457,681	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.720%	0.8060	08/25/35	444,399
594,904	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.915%	1.0010	08/25/35	576,672
121,508	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.930%	1.0160	08/25/35	117,248
121,508	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.990%	1.0760	08/25/35	116,315
672,939	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.660%	0.7460	11/25/35	647,345

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
46,348	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.735%	0.8210	11/25/35	$44,830
428,229	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.765%	0.8510	11/25/35	413,206
51,721	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.900%	0.9860	11/25/35	50,065
952,823	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 1.650%	1.7360	11/25/35	894,604
372,049	Bayview Commercial Asset Trust 2005-4(a),(c)	US0001M + 0.750%	0.8360	01/25/36	360,159
190,559	Bayview Commercial Asset Trust 2005-4(a),(c)	US0001M + 0.915%	1.0010	01/25/36	184,296
25,976	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.570%	0.6560	04/25/36	24,548
27,445	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.600%	0.6860	04/25/36	25,749
13,381	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.780%	0.8600	04/25/36	12,415
12,988	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.840%	0.9260	04/25/36	11,971
187,461	Bayview Commercial Asset Trust 2006-2(a),(c)	US0001M + 0.465%	0.5510	07/25/36	180,422
992,710	Bayview Commercial Asset Trust 2006-2(a),(c)	US0001M + 0.495%	0.5810	07/25/36	944,725
54,628	Bayview Commercial Asset Trust 2006-2(a),(c)	US0001M + 0.525%	0.6110	07/25/36	51,865
1,164,627	Bayview Commercial Asset Trust 2006-2(a),(c)	US0001M + 0.630%	0.7160	07/25/36	1,106,094
1,126,213	Bayview Commercial Asset Trust 2006-4(a),(c)	US0001M + 0.435%	0.5210	12/25/36	1,056,885
4,000,000	Bayview Commercial Asset Trust 2006-SP1(a),(c)	US0001M + 3.375%	3.4610	04/25/36	3,570,760
1,117,508	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.330%	0.4160	01/25/37	1,051,073
1,715,821	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.470%	0.5560	01/25/37	1,614,078
532,522	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.490%	0.5760	01/25/37	499,900
572,075	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.560%	0.6460	01/25/37	537,173
1,138,506	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 1.200%	1.2860	01/25/37	1,832,908
398,483	Bayview Commercial Asset Trust 2007-1(a),(c)	US0001M + 0.290%	0.3760	03/25/37	374,621
305,503	Bayview Commercial Asset Trust 2007-1(a),(c)	US0001M + 0.320%	0.4060	03/25/37	278,404
1,461,916	Bayview Commercial Asset Trust 2007-2(a),(c)	US0001M + 0.320%	0.4060	07/25/37	1,385,863
1,901,602	Bayview Commercial Asset Trust 2007-4(a),(c)	US0001M + 0.550%	0.6360	09/25/37	2,552,496
13,559,645	Bayview Commercial Asset Trust 2007-5(a),(c)	US0001M + 1.500%	1.5860	10/25/37	10,227,743
3,953,948	Bayview Commercial Asset Trust 2008-1(a),(c)	US0001M + 1.500%	1.5860	01/25/38	3,932,738
1,034,414	Bayview Financial Acquisition Trust(e)		6.5960	12/28/36	1,112,280
2,430,000	Bayview Financial Mortgage Pass-Through Trust(a)	US0001M + 2.025%	1.4350	06/28/44	2,381,822
4,756,909	Bayview Financial Mortgage Pass-Through Trust(a)	US0001M + 5.250%	5.3350	08/28/44	5,079,608
1,880,000	BB-UBS Trust(c),(d)		3.6780	06/05/30	1,746,326
585,226	BCAP, LLC 2008-RR3 Trust(c),(d)		6.6680	10/25/36	295,647
1,715,286	BCAP, LLC 2009-RR4 Trust(c),(d)		6.5000	06/26/37	689,858
523,217	BCAP, LLC Trust 2006-AA2(a)	US0001M + 0.170%	0.4260	01/25/37	521,272

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
296,616	BCMSC Trust 2001-A(d)		8.2650	12/15/30	$98,537
1,117,496	Bear Stearns ALT-A Trust 2003-5(d)		2.5780	12/25/33	1,085,618
340,326	Bear Stearns ALT-A Trust 2003-6(d)		2.9140	01/25/34	183,524
2,264,754	Bear Stearns ALT-A Trust 2005-10(a)	US0001M + 0.500%	0.5860	01/25/36	2,779,101
670,824	Bear Stearns ALT-A Trust 2005-3(d)		2.7390	04/25/35	640,187
249,544	Bear Stearns ALT-A Trust 2005-7(d)		2.8370	09/25/35	133,774
1,571,429	Bear Stearns ALT-A Trust 2006-4(d)		3.0920	08/25/36	1,216,677
475,801	Bear Stearns ALT-A Trust 2007-2(a)	US0001M + 0.340%	0.4260	04/25/37	467,144
149,212	Bear Stearns ARM Trust 2004-6(d)		3.3600	09/25/34	147,173
91,271	Bear Stearns ARM Trust 2004-7(d)		2.6250	10/25/34	78,234
480,423	Bear Stearns ARM Trust 2005-12(d)		3.1030	02/25/36	479,676
109,599	Bear Stearns ARM Trust 2007-4(d)		3.2770	06/25/47	110,287
293,321	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.850%	2.9360	06/25/34	275,904
112,739	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 4.125%	4.2110	08/25/34	80,918
182,516	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 5.625%	5.7110	08/25/34	185,349
587,353	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.100%	2.1860	09/25/34	590,082
618,958	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.625%	2.7110	09/25/34	620,243
542,598	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.700%	2.7860	09/25/34	550,174
912,695	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.850%	2.9360	09/25/34	847,294
44,771	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.400%	0.4860	10/25/34	39,186
708,000	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 6.000%	6.0860	10/25/34	755,303
1,816,009	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.100%	2.1860	11/25/34	1,827,491
376,471	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.625%	2.7110	11/25/34	345,683
609,197	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.700%	2.7860	12/25/34	615,384
1,362,022	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.140%	0.2260	12/25/36	1,978,381
199,402	Bear Stearns Asset Backed Securities Trust(e)		8.2200	10/25/29	258,696
81,802	Bear Stearns Asset Backed Securities Trust(e)		8.4100	10/25/29	86,090
177,841	Bear Stearns Asset Backed Securities Trust(e)		5.6580	09/25/33	171,387
84,504	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 4.875%	4.9610	10/25/33	90,216
59,607	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.650%	2.7360	11/25/33	48,833
86,246	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.850%	2.9360	01/25/34	83,187
73,148	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 3.375%	3.4610	01/25/34	27,839
112,358	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 6.000%	5.1700	02/25/34	114,840
54,976	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.100%	2.1860	03/25/34	59,594

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
57,410	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.625%	2.7110	03/25/34	$58,716
514,705	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 4.875%	4.9100	03/25/34	563,930
134,630	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 1.875%	1.9610	07/25/34	136,684
51,739	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 5.625%	5.7110	07/25/34	53,126
35,246	Bear Stearns Asset Backed Securities Trust(e)		6.0000	12/25/42	10,344
1,016,463	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 3.750%	3.8360	12/25/44	1,075,363
94,453	Bear Stearns Asset Backed Securities Trust		6.0000	09/25/46	94,032
2,987,000	Bear Stearns Asset Backed Securities Trust 2006-2(a)	US0001M + 3.750%	3.8360	07/25/36	3,156,933
1,823,083	Bear Stearns Mortgage Funding Trust 2006-AR1(a)	US0001M + 0.520%	0.6060	08/25/36	2,389,559
417,837	Bear Stearns Mortgage Funding Trust 2006-AR5(a)	US0001M + 0.160%	0.2460	12/25/46	413,470
3,499,063	Bear Stearns Mortgage Funding Trust 2006-AR5(a)	US0001M + 0.210%	0.2960	12/25/46	4,541,606
3,175,787	Bear Stearns Mortgage Funding Trust 2007-AR1(a)	US0001M + 0.210%	0.2960	01/25/37	3,888,732
193,294	Bear Stearns Mortgage Funding Trust 2007-AR3(a)	US0001M + 0.140%	0.2260	03/25/37	186,556
2,536,102	Bear Stearns Mortgage Funding Trust 2007-AR3(a)	US0001M + 0.180%	0.2660	03/25/37	3,691,616
2,205,400	Bear Stearns Mortgage Funding Trust 2007-AR3(a)	US0001M + 0.190%	0.2760	04/25/37	3,202,245
35,344	Bear Stearns Mortgage Funding Trust 2007-SL1(a)	US0001M + 0.320%	0.4060	03/25/37	34,181
3,450,000	BXP Trust 2017-CQHP(a),(c)	US0001M + 3.000%	3.0840	11/15/34	3,165,728
5,185,489	Carrington Mortgage Loan Trust Series 2005-FRE1(a)	US0001M + 0.930%	1.0160	12/25/35	4,590,134
1,262,364	Carrington Mortgage Loan Trust Series 2005-NC1(a)	US0001M + 1.170%	1.2560	02/25/35	1,242,583
1,042,119	CBA Commercial Small Balance Commercial Mortgage(c),(e)		6.0400	01/25/39	820,507
462,070	C-BASS 2007-CB1 TRUST(a)	US0001M + 0.070%	0.1560	01/25/37	186,719
894,284	C-BASS 2007-CB1 TRUST(e)		5.7210	01/25/37	401,558
2,449,077	C-BASS 2007-CB1 TRUST(e)		5.8350	01/25/37	1,099,477
792,273	CDC Mortgage Capital Trust 2003-HE2(a)	US0001M + 2.850%	2.9360	10/25/33	794,832
27,988	CDC Mortgage Capital Trust 2003-HE3(a)	US0001M + 2.625%	2.7110	11/25/33	28,087
594,661	CDC Mortgage Capital Trust 2004-HE1(a)	US0001M + 0.855%	0.9410	06/25/34	729,840
581,470	CDC Mortgage Capital Trust 2004-HE1(a)	US0001M + 1.800%	1.8860	06/25/34	628,146
5,197,126	CDC Mortgage Capital Trust 2004-HE3(a)	US0001M + 0.915%	1.0010	11/25/34	5,237,437
646,048	CDC Mortgage Capital Trust 2004-HE3(a)	US0001M + 1.800%	1.8860	11/25/34	653,186
332,550	Centex Home Equity Loan Trust 2001-b(e)		7.3300	07/25/32	317,542
77,309	Centex Home Equity Loan Trust 2003-A(a)	US0001M + 1.730%	1.8160	03/25/33	76,347
810,540	Centex Home Equity Loan Trust 2004-B(a)	US0001M + 1.575%	1.6610	03/25/34	816,809
246,523	Centex Home Equity Loan Trust 2004-D(a)	US0001M + 1.035%	1.1210	09/25/34	249,390

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
103,081	Centex Home Equity Loan Trust 2004-D(a)	US0001M + 1.500%	1.5860	09/25/34	$105,264
2,500,000	CFCRE Commercial Mortgage Trust 2016-C6(c),(d)		4.3390	11/10/49	2,317,986
284,162	Chase Funding Trust Series 2003-1(a)	US0001M + 0.660%	0.7460	11/25/32	283,380
125,562	Chase Funding Trust Series 2003-3		4.8850	05/25/32	94,905
491,523	Chase Mortgage Finance Trust Series 2005-S3		5.5000	11/25/35	461,545
31,532	Chase Mortgage Finance Trust Series 2007-A1(d)		2.5090	02/25/37	30,484
114,586	Chase Mortgage Finance Trust Series 2007-A1(d)		2.7950	02/25/37	118,770
1,496,000	Cherrywood SB Commercial Mortgage Loan Trust(c),(d)		7.3290	03/25/49	1,600,663
1,075,687	Chevy Chase Funding, LLC Mortgage-Backed(c),(d)		0.6370	10/25/34	1,030,524
52,053	Chevy Chase Funding, LLC Mortgage-Backed(a),(c)	US0001M + 0.320%	0.4060	05/25/35	52,823
647,220	Chevy Chase Funding, LLC Mortgage-Backed(c),(d)		0.5820	10/25/35	503,446
595,852	Chevy Chase Funding, LLC Mortgage-Backed(a),(c)	US0001M + 0.180%	0.2660	05/25/48	516,710
493,878	CHL Mortgage Pass-Through Trust 2003-48(d)		2.5700	10/25/33	347,581
399,325	CHL Mortgage Pass-Through Trust 2003-58(d)		2.5060	02/19/34	388,679
38,271	CHL Mortgage Pass-Through Trust 2004-25(a)	US0001M + 0.780%	0.8660	02/25/35	33,646
7,438,159	CHL Mortgage Pass-Through Trust 2004-29(b),(d)		1.9870	02/25/35	366,975
30,346	CHL Mortgage Pass-Through Trust 2005-11(a)	US0001M + 0.270%	0.3560	04/25/35	29,282
464,228	CHL Mortgage Pass-Through Trust 2005-11(a)	US0001M + 0.320%	0.4060	04/25/35	275,202
57,440	CHL Mortgage Pass-Through Trust 2005-11(d)		2.5350	04/25/35	47,547
289,742	CHL Mortgage Pass-Through Trust 2005-14		5.5000	07/25/35	164,604
379,576	CHL Mortgage Pass-Through Trust 2005-2(a)	US0001M + 0.680%	0.7660	03/25/35	359,044
108,414	CHL Mortgage Pass-Through Trust 2006-HYB3(d)		3.1270	05/20/36	108,476
96,943	CHL Mortgage Pass-Through Trust 2007-HYB2(d)		2.8290	02/25/47	93,595
277,019	CHL Mortgage Pass-Through Trust 2007-J3		6.0000	07/25/37	175,722
3,118,027	CIT Home Equity Loan Trust 2002-2(e)		6.4900	02/25/31	3,417,161
93,939	Citicorp Mortgage Securities Trust Series 2006-4		6.0000	08/25/36	64,980
42,898	Citicorp Mortgage Securities Trust Series 2007-7(g)		—	08/25/37	33,861
4,291,912	Citicorp Residential Mortgage Trust Series 2006-1(e)		4.9440	07/25/36	3,411,165
2,336,500	Citicorp Residential Mortgage Trust Series 2006-1(e)		6.1420	07/25/36	2,377,035
1,174,029	Citicorp Residential Mortgage Trust Series 2006-2(e)		5.9960	09/25/36	482,907
4,028,400	Citicorp Residential Mortgage Trust Series 2007-2(e)		4.9250	06/25/37	4,175,794
4,300,000	Citigroup Commercial Mortgage Trust 2014-GC21(c),(d)		3.5880	05/10/47	3,105,132
40,298,466	Citigroup Commercial Mortgage Trust 2015-GC27(b),(c),(d)		1.5660	02/10/48	1,559,833
3,000,000	Citigroup Commercial Mortgage Trust 2015-GC35		3.2360	11/10/48	2,243,712

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
157,654	Citigroup Global Markets Mortgage Securities VII,		7.0000	12/25/27	$120,536
415,011	Citigroup Global Markets Mortgage Securities VII,(a)	US0001M + 1.350%	1.4360	01/25/32	422,218
50,372	Citigroup Mortgage Loan Trust 2004-HYB2(d)		2.4230	03/25/34	51,697
210,188	Citigroup Mortgage Loan Trust 2005-3(d)		2.7690	08/25/35	180,637
109,279	Citigroup Mortgage Loan Trust 2006-AR1(a)	H15T1Y + 2.400%	2.5200	03/25/36	109,871
89,016	Citigroup Mortgage Loan Trust 2007-10(d)		3.1230	09/25/37	88,881
2,040,876	Citigroup Mortgage Loan Trust 2007-AHL2(a)	US0001M + 0.070%	0.1560	05/25/37	1,697,599
280,327	Citigroup Mortgage Loan Trust 2007-AHL3(a),(c)	US0001M + 0.170%	0.2560	05/25/37	259,831
93,359	Citigroup Mortgage Loan Trust 2007-AMC2(a)	US0001M + 0.080%	0.1660	01/25/37	82,071
58,856	Citigroup Mortgage Loan Trust 2007-AR8(d)		0.0300	07/25/37	57,156
363,959	Citigroup Mortgage Loan Trust 2007-OPX1(e)		6.3330	01/25/37	181,293
124,803	Citigroup Mortgage Loan Trust, Inc.(d)		2.2620	02/25/34	128,397
398,578	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.095%	1.1810	02/25/35	397,232
3,873,965	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 0.975%	1.0610	10/25/35	2,579,856
563,267	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 0.260%	0.3460	11/25/35	498,362
80,525	CitiMortgage Alternative Loan Trust Series 2007-A1		6.0000	01/25/37	80,551
1,485,801	CitiMortgage Alternative Loan Trust Series 2007-A4		5.7500	04/25/37	1,485,729
3,947,752	CitiMortgage Alternative Loan Trust Series 2007-A6(a),(b)	US0001M + 5.400%	5.3140	06/25/37	502,833
1,000,000	COMM 2012-LC4 Mortgage Trust(d)		5.7000	12/10/44	929,532
918,000	COMM 2013-CCRE7 Mortgage Trust(c),(d)		4.5330	03/10/46	845,697
1,300,000	COMM 2014-LC17 Mortgage Trust(c)		3.1140	10/10/47	1,079,411
3,500,000	COMM 2015-CCRE24 Mortgage Trust Series 2015-CR24 D(d)		3.4630	08/10/48	3,268,927
2,660,000	Commercial Mortgage Pass Through Certificates(c)		3.4000	10/05/30	2,649,121
1,511,808	Conseco Finance Corporation(d)		7.9500	11/15/26	1,378,826
216,712	Conseco Finance Corporation(d)		7.5400	06/15/28	226,713
2,707,560	Conseco Finance Corporation(d)		6.5600	11/01/28	2,508,942
3,513,624	Conseco Finance Corporation(d)		6.8300	04/01/30	3,479,545
82,507	Conseco Finance Corporation(d)		6.9800	09/01/30	79,748
857,531	Conseco Finance Corporation/Old(a)	US0001M + 5.250%	5.3340	04/15/32	875,729
899,998	Conseco Finance Home Equity Loan Trust 2002-B(a)	US0001M + 5.250%	5.3340	05/15/33	921,639
820,368	Conseco Finance Securitizations Corporation(d)		7.6900	03/01/31	798,319
3,000,000	Conseco Finance Securitizations Corporation(d)		9.5460	12/01/33	3,012,773
943,973	Conseco Finance Securitizations Corporation(d)		9.7740	12/01/33	35,504
20,024	Countrywide Asset-Backed Certificates(a),(c)	US0001M + 3.375%	3.4610	03/25/32	23,947

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
1,084,194	Countrywide Asset-Backed Certificates(a)	US0001M + 0.900%	0.9860	05/25/32	$1,077,798
558,011	Countrywide Asset-Backed Certificates(a)	US0001M + 2.250%	2.3360	11/25/32	572,389
321,147	Countrywide Asset-Backed Certificates(a)	US0001M + 2.550%	2.6360	04/25/33	327,491
802,349	Countrywide Asset-Backed Certificates(a)	US0001M + 1.020%	1.1060	09/25/33	794,204
47,508	Countrywide Asset-Backed Certificates(a)	US0001M + 1.950%	2.0360	03/25/34	47,751
200,272	Countrywide Asset-Backed Certificates(a)	US0001M + 1.875%	1.9610	04/25/34	200,360
21,925	Countrywide Asset-Backed Certificates(a)	US0001M + 2.250%	2.3360	07/25/34	22,242
506,367	Countrywide Asset-Backed Certificates(a)	US0001M + 1.875%	1.9610	10/25/34	504,471
1,133,380	Countrywide Asset-Backed Certificates(a)	US0001M + 4.200%	4.2860	12/25/34	1,220,691
226,832	Countrywide Asset-Backed Certificates(a)	US0001M + 0.500%	0.5860	03/25/36	227,528
2,701,668	Countrywide Asset-Backed Certificates(a)	US0001M + 0.975%	1.0610	04/25/36	2,269,346
1,538,019	Countrywide Asset-Backed Certificates(a)	US0001M + 0.615%	0.7010	07/25/36	1,610,500
430,629	Countrywide Asset-Backed Certificates(a)	US0001M + 0.260%	0.3460	12/25/36	390,566
1,952,141	Countrywide Asset-Backed Certificates(a)	US0001M + 0.280%	0.3660	03/25/37	2,002,661
145,359	Countrywide Asset-Backed Certificates(a)	US0001M + 0.140%	0.2260	05/25/37	142,510
601,320	Countrywide Asset-Backed Certificates(a)	US0001M + 0.160%	0.2460	01/25/46	600,538
1,023,351	Countrywide Asset-Backed Certificates(a),(c)	US0001M + 0.900%	0.9860	03/25/47	918,959
277,545	Credit Suisse First Boston Mortgage Securities(d)		3.0520	06/25/32	290,852
119,790	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 2.000%	2.0860	10/25/32	120,174
1,395,442	Credit Suisse First Boston Mortgage Securities(d)		6.7040	02/25/33	1,238,706
97,255	Credit Suisse First Boston Mortgage Securities(d)		2.2980	03/25/33	96,992
842,482	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 2.100%	2.1860	02/25/34	880,469
114,483	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 3.250%	3.3360	04/25/34	116,462
1,140,841	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 1.150%	1.2360	11/25/34	1,041,368
1,269	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 2.000%	2.0860	02/25/35	1,301
610,320	Credit Suisse First Boston Mortgage Securities		5.5000	02/25/35	618,225
928,113	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 1.950%	2.0360	04/25/32	938,822
573,151	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 3.000%	3.0860	05/25/32	595,237
125,470	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 1.425%	1.5110	01/25/33	125,637
108,178	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 3.000%	3.0860	03/25/34	112,387
145,075	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 4.875%	3.2290	03/25/34	198,981
221,578	Credit-Based Asset Servicing and Securitization,(a),(c)	US0001M + 3.750%	3.2290	03/25/34	232,731
153,206	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 2.700%	2.7860	07/25/35	155,014
3,505,000	Credit-Based Asset Servicing and Securitization,(c),(e)		6.5000	09/25/35	2,735,132

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
44,818	Credit-Based Asset Servicing and Securitization,(a)	US0001M + 0.795%	0.8810	12/25/35	$44,810
1,787,858	Credit-Based Asset Servicing and Securitization,(a),(c)	US0001M + 1.050%	1.1360	07/25/36	1,797,109
445,000	Credit-Based Asset Servicing and Securitization,(e)		6.1140	04/25/37	392,046
1,003,173	Credit-Based Asset Servicing and Securitization,(a),(c)	US0001M + 0.340%	0.4320	07/25/37	831,501
3,000,000	Csail 2015-C2 Commercial Mortgage Trust(d)		4.3270	06/15/57	2,908,032
1,000,000	Csail 2015-C2 Commercial Mortgage Trust Series 2015-C2 D(d)		4.3270	06/15/57	801,463
656,189	CSFB Mortgage-Backed Trust Series 2004-7(d)		5.9380	11/25/34	446,274
2,651,473	CWABS Asset-Backed Certificates Trust 2005-1(d)		5.5550	07/25/35	2,751,909
132,574	CWABS Asset-Backed Certificates Trust 2005-1(d)		5.6540	07/25/35	107,428
2,000,000	CWABS Asset-Backed Certificates Trust 2005-11(d)		4.1240	02/25/36	2,045,777
1,883,000	CWABS Asset-Backed Certificates Trust 2005-4(d)		5.2360	07/25/35	1,677,777
1,923,635	CWABS Inc Asset-Backed Certificates Trust 2004-4(a)	US0001M + 4.500%	4.5860	08/25/33	2,001,516
38,193	CWABS Inc Asset-Backed Certificates Trust 2004-5(a)	US0001M + 0.855%	0.9410	08/25/34	38,222
1,180,807	CWHEQ Revolving Home Equity Loan Trust Series(a),(c)	US0001M + 0.180%	0.2640	05/15/35	1,166,399
323,083	CWHEQ Revolving Home Equity Loan Trust Series(a)	US0001M + 0.200%	0.2840	05/15/36	310,324
152,251	Delta Funding Home Equity Loan Trust 1999-3(e)		8.1000	01/15/30	123,375
1,230,998	Deutsche Alt-A Securities Mortgage Loan Trust(a)	US0001M + 0.400%	0.4860	08/25/47	901,085
953,598	Deutsche Mortgage Securities Inc REMIC Trust(a),(c)	US0001M + 0.250%	0.3340	05/28/37	326,229
18,042	DSLA Mortgage Loan Trust 2004-AR3(a)	US0001M + 1.650%	1.7370	08/25/35	16,947
387,450	DSLA Mortgage Loan Trust 2004-AR3(a)	US0001M + 1.875%	1.9620	07/19/44	232,639
17,433	DSLA Mortgage Loan Trust 2005-AR1(a)	US0001M + 0.660%	0.7470	02/19/45	1,832
3,330,426	DSLA Mortgage Loan Trust 2007-AR1(a)	US0001M + 0.180%	0.2670	04/19/47	3,920,922
1,007,443	EMC Mortgage Loan Trust 2002-A(a),(c)	US0001M + 2.550%	2.6360	05/25/39	980,873
2,860,686	Equifirst Loan Securitization Trust 2007-1(a)	US0001M + 0.280%	0.3660	04/25/37	5,853,012
439,512	EquiFirst Mortgage Loan Trust 2004-3(a)	US0001M + 3.900%	3.9860	12/25/34	421,139
850,860	EquiFirst Mortgage Loan Trust 2005-1(a)	US0001M + 1.800%	1.8840	04/25/35	860,690
782,374	Equity One Mortgage Pass-Through Trust 2004-3(e)		4.1350	07/25/34	774,676
159,506	Fannie Mae REMIC Trust 2003-W1(d)		3.0350	12/25/42	135,207
471,640	Finance America Mortgage Loan Trust 2004-1(a)	US0001M + 2.175%	2.2610	06/25/34	457,142
250,844	Finance America Mortgage Loan Trust 2004-2(a)	US0001M + 0.900%	0.9860	08/25/34	248,667
640,958	First Franklin Mortgage Loan Trust 2002-FF4(a)	US0001M + 1.575%	1.6610	02/25/33	572,019
68,898	First Franklin Mortgage Loan Trust 2002-FFA(a)	US0001M + 2.000%	2.0860	09/25/32	72,235
926,109	First Franklin Mortgage Loan Trust 2003-FFH1(a)	US0001M + 2.625%	2.7110	09/25/33	972,050
2,928,517	First Franklin Mortgage Loan Trust 2003-FFH2(a)	US0001M + 2.370%	2.4560	02/25/34	3,126,216

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
2,592,773	First Franklin Mortgage Loan Trust 2004-FF10(a)	US0001M + 2.325%	2.4110	05/25/34	$2,463,549
438,975	First Franklin Mortgage Loan Trust 2004-FF5(a)	US0001M + 2.400%	2.4860	08/25/34	447,897
1,148,388	First Franklin Mortgage Loan Trust 2004-FF7(a)	US0001M + 2.175%	2.2610	09/25/34	1,218,053
885,427	First Franklin Mortgage Loan Trust 2004-FF7(e)		5.5000	09/25/34	949,515
913,553	First Franklin Mortgage Loan Trust 2004-FFH4(a)	US0001M + 2.700%	2.7860	01/25/35	967,009
8,171,894	First Franklin Mortgage Loan Trust 2005-FF9(a)	US0001M + 0.810%	0.8960	10/25/35	8,981,893
12,079	First Franklin Mortgage Loan Trust 2005-FFH4(a)	US0001M + 0.720%	0.8060	12/25/35	12,090
4,610,330	First Franklin Mortgage Loan Trust 2006-FF10(a)	US0001M + 0.270%	0.3560	07/25/36	7,156,241
4,725,268	First NLC Trust 2005-1(a)	US0001M + 0.645%	0.7310	05/25/35	4,415,863
1,332,836	First NLC Trust 2007-1(a),(c)	US0001M + 0.280%	0.3660	08/25/37	900,762
60,628	Fremont Home Loan Trust 2004-B(a)	US0001M + 2.325%	2.4110	05/25/34	65,418
208,434	Fremont Home Loan Trust 2004-C(a)	US0001M + 1.725%	1.8110	08/25/34	208,230
424,291	GE Capital Mortgage Funding Corp 1999-HE3 Trust(d)		7.7750	10/25/29	444,311
122,286	GE Capital Mortgage Services Inc 1999-HE2 Trust(d)		7.9050	07/25/29	68,936
1,754,131	Global Mortgage Securitization Ltd.(c)		5.2500	04/25/32	1,696,687
1,549,199	GMACM Mortgage Loan Trust 2004-GH1(e)		5.5000	07/25/35	1,561,337
36,404	GreenPoint Mortgage Funding Trust 2006-AR3(a)	US0001M + 0.460%	0.5460	04/25/36	48,904
396,301	GreenPoint Mortgage Loan Trust 2004-1(a)	US0001M + 1.150%	1.2360	10/25/34	363,490
1,250,000	GS Mortgage Securities Corp Trust 2018-3PCK(a),(c)	US0001M + 4.000%	4.3340	09/15/31	1,087,585
11,053,000	GS Mortgage Securities Corporation II(a),(c)	US0001M + 1.300%	1.6340	09/15/31	9,777,134
2,254,574	GS Mortgage Securities Trust 2007-GG10(d)		5.9680	08/10/45	872,825
543,529	GS Mortgage Securities Trust 2011-GC5(c),(d)		5.3020	08/10/44	467,367
1,666,666	GS Mortgage Securities Trust 2014-GC24(c),(d)		4.6690	09/10/47	1,161,334
3,790,000	GS Mortgage Securities Trust 2014-GC26(c),(d)		4.6600	11/10/47	2,582,875
805,251	GSAA Home Equity Trust 2005-2(a)	US0001M + 2.175%	2.2610	12/25/34	899,619
59,294	GSAA Home Equity Trust 2006-3(a)	US0001M + 0.160%	0.2460	03/25/36	28,172
1,842,000	GSAA Trust(e)		6.2600	11/25/34	1,877,252
166,297	GSAMP Trust 2004-OPT(a)	US0001M + 2.550%	2.6360	11/25/34	169,317
89,597	GSAMP Trust 2004-WF(a)	US0001M + 2.475%	2.5610	10/25/34	90,494
1,664,919	GSAMP Trust 2006-NC1(a)	US0001M + 0.570%	0.6560	02/25/36	2,027,700
1,120,516	GSAMP Trust 2007-FM1(a)	US0001M + 0.120%	0.2060	12/25/36	697,624
2,000,000	GSAMP Trust 2007-SEA1(c),(e)		5.5000	12/25/36	2,016,798
1,696,823	GSMPS Mortgage Loan Trust 2003-3(c),(d)		7.0560	06/25/43	490,206

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
162,587	GSMPS Mortgage Loan Trust 2006-RP1(a),(c)	US0001M + 0.350%	0.4360	01/25/36	$137,096
130,312	GSR Mortgage Loan Trust 2003-1(a)	H15T1Y + 1.750%	1.8400	03/25/33	117,129
157,493	GSR Mortgage Loan Trust 2003-2F		4.7500	03/25/32	163,224
18,704	GSR Mortgage Loan Trust 2004-7(d)		2.1190	06/25/34	19,208
2,334,122	GSR Mortgage Loan Trust 2006-4F(a)	US0001M + 0.350%	0.4360	05/25/36	236,842
1,127,783	GSR Mortgage Loan Trust 2006-9F(a)	US0001M + 0.350%	0.4360	10/25/36	145,692
30,939	GSR Mortgage Loan Trust 2006-AR2(a)	US0001M + 0.780%	0.8660	12/25/35	15,406
117,577	GSR Mortgage Loan Trust 2006-AR2(d)		2.6310	04/25/36	96,854
1,348,163	GSR Mortgage Loan Trust 2006-OA1(a)	US0001M + 0.520%	0.6060	08/25/46	770,061
543,404	HarborView Mortgage Loan Trust 2005-12(a)	12MTA + 2.000%	2.0920	10/19/35	385,983
4,098,480	HarborView Mortgage Loan Trust 2005-13(a)	US0001M + 0.560%	0.6470	02/19/36	2,737,236
146,352	HarborView Mortgage Loan Trust 2005-6(a)	US0006M + 0.760%	0.9190	07/19/45	137,156
20,701,753	HarborView Mortgage Loan Trust 2005-8(b),(d)		1.8720	09/19/35	583,580
14,055,871	HarborView Mortgage Loan Trust 2006-1(b),(d)		2.1200	03/19/36	682,855
5,011,603	HarborView Mortgage Loan Trust 2006-10(a)	US0001M + 0.240%	0.3270	11/19/36	5,043,605
993,636	HarborView Mortgage Loan Trust 2006-14(a)	US0001M + 0.200%	0.2870	02/19/37	2,017,682
155,356	HarborView Mortgage Loan Trust 2006-7(a)	US0001M + 0.400%	0.4870	09/19/46	144,185
2,260,056	HarborView Mortgage Loan Trust 2007-1(a)	US0001M + 0.180%	0.2670	03/19/37	3,249,232
2,375,997	HarborView Mortgage Loan Trust 2007-3(a)	US0001M + 0.230%	0.3170	05/19/47	2,333,661
5,867,702	HarborView Mortgage Loan Trust 2007-7(a)	US0001M + 1.000%	1.0860	10/25/37	5,607,096
850,000	HMH Trust 2017-NSS(c)		3.0620	07/05/31	852,812
8,113,000	HMH Trust 2017-NSS(c)		6.2920	07/05/31	7,697,005
4,000,000	HMH Trust 2017-NSS(c)		8.4800	07/05/31	3,753,918
237,122	Home Equity Asset Trust(a)	US0001M + 2.550%	2.6360	03/25/33	238,174
1,333,643	Home Equity Asset Trust(a)	US0001M + 3.500%	3.5860	03/25/34	1,345,510
135,035	Home Equity Asset Trust(a)	US0001M + 2.350%	2.4360	04/25/34	136,767
296,287	Home Equity Asset Trust(a)	US0001M + 2.500%	2.5860	04/25/34	298,962
350,669	Home Equity Asset Trust(a)	US0001M + 2.600%	2.6860	08/25/34	703,331
770,660	Home Equity Asset Trust(a)	US0001M + 1.500%	1.5860	03/25/35	780,413
227,795	Home Equity Asset Trust 2002-2(a)	US0001M + 1.850%	1.9360	06/25/32	226,881
215,407	Home Equity Asset Trust 2004-6(a)	US0001M + 1.650%	1.7360	12/25/34	219,778
1,138,099	Home Equity Asset Trust 2005-4(a)	US0001M + 1.680%	1.7660	10/25/35	1,445,366
8,341,159	Home Equity Loan Trust(a)	US0001M + 0.500%	0.5860	04/25/37	10,644,345
470,132	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 2.175%	2.2610	12/25/32	487,293

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
107,110	Home Equity Mortgage Loan Asset-Backed Trust(e)		4.7450	04/25/33	$150,708
262,272	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 2.175%	2.2610	11/25/34	263,484
156,564	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 1.425%	1.5110	03/25/35	154,529
344,441	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 1.575%	1.6610	03/25/35	343,272
293,558	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 1.875%	1.9610	03/25/35	300,642
137,000	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.660%	0.7460	03/25/36	134,099
4,951,629	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.160%	0.2460	11/25/36	4,735,158
191,940	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.120%	0.2060	04/25/37	157,843
1,127,859	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.220%	0.3060	04/25/37	989,866
1,669,934	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.240%	0.3260	04/25/37	1,340,204
138,924	HomeBanc Mortgage Trust 2004-2(a)	US0001M + 0.975%	1.0610	12/25/34	138,143
548,041	HomeBanc Mortgage Trust 2005-1(a)	US0001M + 1.875%	1.9610	03/25/35	465,374
71,523	HomeBanc Mortgage Trust 2005-1(a)	US0001M + 1.950%	2.0360	03/25/35	60,666
4,842,141	HSI Asset Securitization Corp Trust 2007-WF1(a)	US0001M + 0.270%	0.3560	05/25/37	6,141,893
1,000,000	Hudsons Bay Simon JV Trust 2015-HBS(a),(c)	US0001M + 2.400%	2.4830	08/05/34	877,873
2,846,000	Hudsons Bay Simon JV Trust 2015-HBS Series 2015-HB10 A10(c)		4.1540	08/05/34	2,649,206
453,975	IMC Home Equity Loan Trust 1998-1(e)		7.5300	06/20/29	462,084
2,308	IMC Home Equity Loan Trust 1998-5(e)		5.9600	12/20/29	2,356
467,956	Impac CMB Trust Series 2004-11(a)	US0001M + 0.740%	0.8260	03/25/35	481,932
56,302	Impac CMB Trust Series 2004-4(a)	US0001M + 2.250%	2.3360	09/25/34	55,196
338,413	Impac CMB Trust Series 2005-2(a)	US0001M + 0.645%	0.7310	04/25/35	334,624
578,606	Impac CMB Trust Series 2005-2(a)	US0001M + 0.765%	0.8510	04/25/35	561,616
118,570	Impac CMB Trust Series 2005-2(a)	US0001M + 1.125%	1.2110	04/25/35	115,094
79,047	Impac CMB Trust Series 2005-2(a)	US0001M + 2.475%	2.5610	04/25/35	78,192
5,111	Impac CMB Trust Series 2005-6(a)	US0001M + 3.375%	3.4610	10/25/35	5,466
251,929	Impac Secured Assets CMN Owner Trust		6.5000	04/25/33	197,236
900,165	Impac Secured Assets CMN Owner Trust(e)		5.1670	03/25/34	885,110
4,210,549	Impac Secured Assets Corp Series 2004-4(a)	US0001M + 1.650%	1.7360	02/25/35	4,058,017
1,651,228	IndyMac IMJA Mortgage Loan Trust 2007-A1		6.0000	08/25/37	958,247
1,609,390	IndyMac IMJA Mortgage Loan Trust 2007-A3		6.2500	11/25/37	1,024,014
5,594,553	IndyMac IMSC Mortgage Loan Trust 2007-HOA1(a)	US0001M + 0.180%	0.4460	07/25/47	4,672,244
102,145	IndyMac INDA Mortgage Loan Trust 2006-AR3(d)		3.0380	12/25/36	98,234
1,596,507	IndyMac INDX Mortgage Loan Trust 2004-AR14(a)	US0001M + 0.720%	0.8060	01/25/35	1,406,283
91,312	IndyMac INDX Mortgage Loan Trust 2004-AR5(a)	US0001M + 0.800%	0.8860	08/25/34	87,711

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
1,305,233	IndyMac INDX Mortgage Loan Trust 2004-AR6(d)		3.0580	10/25/34	$1,320,624
966,049	IndyMac INDX Mortgage Loan Trust 2004-AR9(a)	US0001M + 1.800%	1.8860	11/25/34	750,494
161,499	IndyMac INDX Mortgage Loan Trust 2005-AR2(a)	US0001M + 0.780%	0.8660	02/25/35	134,060
351,774	IndyMac INDX Mortgage Loan Trust 2005-AR23(d)		2.7790	11/25/35	333,781
623,653	IndyMac INDX Mortgage Loan Trust 2005-AR4(a)	US0001M + 0.560%	0.6460	03/25/35	610,604
272,955	IndyMac INDX Mortgage Loan Trust 2006-AR21(a)	US0001M + 0.240%	0.3260	08/25/36	270,620
663,070	IndyMac INDX Mortgage Loan Trust 2006-AR29(a)	US0001M + 0.160%	0.2460	11/25/36	672,595
812,445	IndyMac INDX Mortgage Loan Trust 2006-AR29(a)	US0001M + 0.340%	0.4260	11/25/36	829,760
55,154	IndyMac INDX Mortgage Loan Trust 2006-AR5(d)		3.1620	05/25/36	57,151
99,904	IndyMac INDX Mortgage Loan Trust 2006-AR6(a)	US0001M + 0.400%	0.4860	06/25/46	92,632
1,326,036	IndyMac INDX Mortgage Loan Trust 2006-AR8(a)	US0001M + 0.460%	0.5460	07/25/46	1,405,374
1,810,896	IndyMac INDX Mortgage Loan Trust 2007-FLX3(a)	US0001M + 0.270%	0.3560	06/25/37	2,390,124
20,468	Irwin Home Equity Loan Trust 2006-1(a),(c)	US0001M + 0.420%	0.5060	09/25/35	20,370
459,501	JP Morgan Alternative Loan Trust(d)		3.0380	05/25/36	352,624
4,418,450	JP Morgan Chase Commercial Mortgage Securities(c)		3.4290	06/10/27	2,573,747
3,280,014	JP Morgan Chase Commercial Mortgage Securities(c)		3.9100	05/05/30	2,823,397
51,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)	US0001M + 2.550%	2.6340	04/15/31	50,594
27,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)	US0001M + 3.370%	3.4540	04/15/31	26,722
5,000,000	JP Morgan Chase Commercial Mortgage Securities(c),(d)		5.3600	02/15/46	4,681,972
1,821,000	JP Morgan Chase Commercial Mortgage Securities(d)		4.3050	04/15/46	1,449,894
3,464,456	JP Morgan Chase Commercial Mortgage Securities Series 2006-LDP9 Class A-MS		5.3370	05/15/47	3,074,705
957,411	JP Morgan Mortgage Trust 2005-A1(d)		2.6230	02/25/35	740,357
89,529	JP Morgan Mortgage Trust 2006-A6(d)		2.6020	10/25/36	74,937
195,581	JP Morgan Mortgage Trust 2006-A7(d)		3.1500	01/25/37	186,267
140,137	JP Morgan Mortgage Trust 2006-S3		6.5000	08/25/36	79,222
1,000,000	JPMBB Commercial Mortgage Securities Trust(c),(d)		3.7880	10/15/48	688,114
2,500,000	JPMDB Commercial Mortgage Securities Trust 2016-C2(c),(d)		3.5140	06/15/49	1,734,450
5,000,000	Lehman Brothers Small Balance Commercial Mortgage(a),(c)	US0001M + 0.600%	0.6860	06/25/37	4,237,703
2,107,886	Lehman Mortgage Trust 2005-3		5.5000	01/25/36	1,581,906
42,183	Lehman Mortgage Trust 2005-3		6.0000	01/25/36	44,543
5,180,012	Lehman Mortgage Trust 2007-5(a),(b)	US0001M + 6.340%	6.2540	06/25/37	1,527,191
138,283	Lehman XS Trust 2007-1(a)	US0001M + 0.460%	0.5460	02/25/37	114,377
1,225,847	Lehman XS Trust 2007-6(a)	US0001M + 0.420%	0.5060	05/25/37	1,096,759
1,304,347	Lehman XS Trust Series 2005-5N(a)	US0001M + 0.500%	0.5860	11/25/35	1,130,201

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
4,803,290	Lehman XS Trust Series 2005-9N(a)	12MTA + 1.060%	1.1580	02/25/36	$4,562,313
1,630,756	Lehman XS Trust Series 2006-18N(a)	US0001M + 0.190%	0.4660	12/25/36	1,501,368
901,383	Lehman XS Trust Series 2007-12N(a)	US0001M + 0.200%	0.2860	07/25/47	914,993
169,661	Lehman XS Trust Series 2007-16N(a)	US0001M + 0.850%	0.9360	09/25/47	175,098
1,097,663	Lehman XS Trust Series 2007-7N(a)	US0001M + 0.240%	0.3260	06/25/47	1,139,491
1,236	Long Beach Mortgage Loan Trust 2004-4(a)	US0001M + 1.650%	1.7360	10/25/34	1,237
140,310	Long Beach Mortgage Loan Trust 2004-5(a)	US0001M + 1.800%	1.8860	09/25/34	148,071
70,706	Long Beach Mortgage Loan Trust 2004-5(a)	US0001M + 1.950%	2.0360	09/25/34	76,107
5,398,692	Long Beach Mortgage Loan Trust 2005-1(a)	US0001M + 1.425%	1.5110	02/25/35	5,436,778
438,800	MASTR Alternative Loan Trust 2006-2(a)	US0001M + 0.350%	0.4360	03/25/36	32,406
285,220	MASTR Alternative Loan Trust 2006-2(a)	US0001M + 0.400%	0.4860	03/25/36	21,634
124,272	Mastr Asset Backed Securities Trust 2004-FRE1(a)	US0001M + 2.100%	2.1860	07/25/34	124,672
963,898	Mastr Asset Backed Securities Trust 2004-HE1(a)	US0001M + 3.750%	3.8360	09/25/34	965,185
94,640	Mastr Asset Backed Securities Trust 2004-OPT2(a)	US0001M + 1.500%	1.5860	09/25/34	92,247
937,087	Mastr Asset Backed Securities Trust 2004-OPT2(a)	US0001M + 2.850%	2.9360	09/25/34	934,145
5,916	Mastr Asset Backed Securities Trust 2004-WMC3(a)	US0001M + 0.960%	1.0460	10/25/34	5,924
94,071	Mastr Asset Backed Securities Trust 2005-NC1(a)	US0001M + 1.200%	1.2860	12/25/34	95,714
528,188	MASTR Asset Securitization Trust 2004-1(d)		5.4930	02/25/34	490,211
78,184	MASTR Asset Securitization Trust 2004-3		5.5000	03/25/34	60,190
332,556	Mastr Specialized Loan Trust(c),(e)		6.2500	07/25/35	410,320
904,649	Mellon Residential Funding Cor Mor Pas Thr Tr Ser(d)		2.6100	10/20/29	923,039
865,023	MERIT Securities Corporation(e)		8.3500	07/28/33	784,714
758,684	Merrill Lynch Alternative Note Asset Trust Series(a)	US0001M + 0.250%	0.3360	08/25/37	763,547
74,046	Merrill Lynch Mortgage Investors Trust MLMI Series(d)		2.7610	12/25/32	67,760
1,088,197	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 2.475%	2.5610	07/25/34	1,125,732
3,238,915	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 0.975%	1.0610	08/25/35	4,631,340
52,765	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 4.350%	4.4360	08/25/35	55,396
734,330	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 5.250%	5.3360	08/25/35	797,750
181,923	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 0.795%	0.8810	09/25/35	181,790
1,092,952	Merrill Lynch Mortgage Investors Trust Series(a),(c)	US0001M + 5.625%	5.7110	09/25/35	1,143,421
369,551	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 1.950%	2.0360	10/25/35	364,529
7,215,019	Merrill Lynch Mortgage Investors Trust Series MLCC(b),(d)		0.9900	01/25/29	138,654
16,294	Merrill Lynch Mortgage Investors Trust Series MLCC(d)		2.0000	09/25/37	16,137
539,828	Merrill Lynch Mortgage Investors Trust Series MLCC(d)		2.1220	09/25/37	288,618

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
63,148	Merrill Lynch Mortgage Investors Trust Series MLMI(d)		2.3770	02/25/34	$58,567
32,920	Morgan Stanley A.B.S Capital I Inc Trust 2001-WF1(a)	US0001M + 1.575%	1.6610	09/25/31	35,802
732,187	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC10(a)	US0001M + 5.625%	5.7110	10/25/33	772,205
1,617,153	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC5(a)	US0001M + 4.950%	5.0360	04/25/33	1,703,788
420,215	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC8(a)	US0001M + 5.400%	5.4860	09/25/33	442,003
568,546	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC8(a)	US0001M + 5.625%	5.7110	09/25/33	581,009
92,475	Morgan Stanley A.B.S Capital I Inc Trust 2004-HE7(a)	US0001M + 2.850%	2.9360	08/25/34	100,189
190,420	Morgan Stanley A.B.S Capital I Inc Trust 2004-HE9(a)	US0001M + 1.575%	1.6610	11/25/34	188,187
37,427	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC7(a)	US0001M + 1.725%	1.8110	07/25/34	37,361
1,500,428	Morgan Stanley A.B.S Capital I Inc Trust 2004-WMC3(a)	US0001M + 1.425%	1.5110	01/25/35	1,462,516
446,041	Morgan Stanley A.B.S Capital I Inc Trust 2005-HE1(a)	US0001M + 1.305%	1.3910	12/25/34	441,799
492,840	Morgan Stanley A.B.S Capital I Inc Trust 2005-HE2(a)	US0001M + 1.020%	1.1060	01/25/35	489,158
1,100,106	Morgan Stanley A.B.S Capital I Inc Trust 2005-NC1(a)	US0001M + 1.095%	1.1810	01/25/35	1,088,604
1,887,631	Morgan Stanley A.B.S Capital I Inc Trust 2005-NC2(a)	US0001M + 1.035%	1.1210	03/25/35	1,655,282
200,000	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC4(a)	US0001M + 1.050%	1.1360	04/25/35	199,652
305,502	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE3(a)	US0001M + 0.060%	0.1460	12/25/36	203,195
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)		4.3730	02/15/46	1,548,195
100,000	Morgan Stanley Bank of America Merrill Lynch Trust(d)		4.2160	07/15/46	89,745
1,666,666	Morgan Stanley Bank of America Merrill Lynch Trust(c)		2.8770	05/15/49	1,106,381
3,976,000	Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)		3.0000	09/15/49	2,569,209
1,856,000	Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)		3.0000	11/15/49	1,503,860
750,000	Morgan Stanley Capital I Trust 2019-BPR(a),(c)	US0001M + 4.000%	4.0840	05/15/36	631,438
99,000	Morgan Stanley Capital I Trust 2019-MEAD(c),(d)		3.2830	11/10/36	101,568
1,240,656	Morgan Stanley Home Equity Loan Trust 2007-2(a)	US0001M + 0.100%	0.1860	04/25/37	817,941
2,230,616	Morgan Stanley IXIS Real Estate Capital Trust(a)	US0001M + 0.150%	0.2360	11/25/36	1,020,240
605,922	Morgan Stanley Mortgage Loan Trust 2004-11AR(a)	US0001M + 0.600%	0.6860	01/25/35	514,330
5,261,451	Morgan Stanley Mortgage Loan Trust 2007-7AX(a)	US0001M + 0.320%	0.7260	04/25/37	292,417
20,949,213	Morgan Stanley Mortgage Loan Trust 2007-7AX(a)	US0001M + 0.320%	0.7260	04/25/37	1,164,301
165,069	MortgageIT Trust 2005-2(a)	US0001M + 0.810%	0.8960	05/25/35	167,132
41,519	MortgageIT Trust 2005-2(a)	US0001M + 1.650%	1.7360	05/25/35	40,258
2,750,000	MSBAM Commercial Mortgage Securities Trust(c),(d)		4.4250	10/15/30	2,307,208
1,048,129	New Century Home Equity Loan Trust 2003-6(a)	US0001M + 4.763%	4.8490	01/25/34	1,107,215
59,702	New Century Home Equity Loan Trust 2004-1(a)	US0001M + 2.025%	2.1110	05/25/34	61,600
567,868	New Century Home Equity Loan Trust 2006-2(a)	US0001M + 0.160%	0.2460	08/25/36	558,354

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
1,205,505	New Century Home Equity Loan Trust Series 2003-2(a)	US0001M + 3.000%	3.0860	01/25/33	$1,141,483
174,454	New Century Home Equity Loan Trust Series 2003-3(a)	US0001M + 5.625%	5.7110	07/25/33	201,678
29,202	New Century Home Equity Loan Trust Series 2003-5(e)		4.8770	11/25/33	28,986
1,579,466	New Century Home Equity Loan Trust Series 2003-5(c),(e)		4.8770	11/25/33	1,407,825
115,702	New Century Home Equity Loan Trust Series 2003-5(e)		6.0000	11/25/33	116,789
645,510	Newcastle Mortgage Securities Trust 2007-1(a)	US0001M + 0.650%	0.7360	04/25/37	3,422,351
130,341	Nomura Asset Acceptance Corp Alternative Loan(a)	US0001M + 1.100%	1.1860	08/25/34	149,706
2,187	Nomura Asset Acceptance Corp Alternative Loan(a)	US0001M + 0.620%	0.7060	01/25/36	64,345
257,602	Nomura Asset Acceptance Corp Alternative Loan(d)		3.3410	06/25/36	221,978
1,281,027	NovaStar Mortgage Funding Trust Series 2004-1(a)	US0001M + 2.550%	2.6360	06/25/34	1,343,728
98,506	NovaStar Mortgage Funding Trust Series 2004-3(a)	US0001M + 2.775%	2.8610	12/25/34	99,955
2,500,000	NovaStar Mortgage Funding Trust Series 2004-4(a)	US0001M + 2.550%	2.6360	03/25/35	2,521,835
3,262,556	NovaStar Mortgage Funding Trust Series 2005-1(a)	US0001M + 1.770%	1.8560	06/25/35	2,521,091
456,228	NovaStar Mortgage Funding Trust Series 2006-MTA1(a)	US0001M + 0.380%	0.4150	09/25/46	449,107
1,479,645	NRZ Excess Spread-Collateralized Notes(c)		5.6700	05/25/23	1,482,048
1,889,216	Oakwood Mortgage Investors, Inc.(d)		7.7600	03/15/32	1,880,472
439,085	Option One Mortgage Loan Trust 2004-1(a)	US0001M + 2.025%	2.1110	01/25/34	440,759
298,286	Option One Mortgage Loan Trust 2004-1(a)	US0001M + 2.475%	2.5610	01/25/34	299,638
151,417	Option One Mortgage Loan Trust 2004-2(a)	US0001M + 1.575%	1.6610	05/25/34	159,069
543,752	Option One Mortgage Loan Trust 2004-2(a)	US0001M + 1.875%	1.9610	05/25/34	574,829
593,107	Option One Mortgage Loan Trust 2004-2(a)	US0001M + 2.700%	2.7860	05/25/34	608,663
5,083,883	OPTONE 68402SAC3 DEL TR 2016-1(b),(c),(d)		39.4670	02/26/38	3,874,283
213,633	Origen Manufactured Housing Contract Trust 2001-A(d)		7.8200	03/15/32	212,245
980,354	Ownit Mortgage Loan Trust Series 2004-1(a)	US0001M + 2.775%	2.8610	07/25/35	1,226,201
92,086	Ownit Mortgage Loan Trust Series 2006-2(e)		6.1330	01/25/37	92,870
4,700,000	Palisades Center Trust 2016-PLSD(c)		2.7130	04/13/33	4,406,718
2,390,000	Palisades Center Trust 2016-PLSD(c)		3.3570	04/13/33	1,777,350
1,186,314	Park Place Securities Inc Asset-Backed(a)	US0001M + 2.775%	2.8610	09/25/34	1,289,433
115,413	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.720%	0.8060	08/25/35	117,200
2,911,617	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.990%	1.0760	09/25/35	2,853,427
189,648	People’s Choice Home Loan Securities Trust Series(a)	US0001M + 1.725%	1.8110	10/25/34	192,195
1,325,384	People’s Choice Home Loan Securities Trust Series(a)	US0001M + 2.700%	2.7860	10/25/34	1,331,336
54,736	Popular A.B.S Mortgage Pass-Through Trust 2005-5(e)		3.6600	11/25/35	55,470
980,213	Popular A.B.S Mortgage Pass-Through Trust 2005-A(a)	US0001M + 2.475%	2.5610	06/25/35	998,729

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
2,250,265	Popular A.B.S Mortgage Pass-Through Trust 2006-C(a)	US0001M + 0.430%	0.5160	07/25/36	$2,957,074
71,306	Prime Mortgage Trust 2006-1		5.5000	06/25/36	71,459
695,000	Prime Mortgage Trust 2006-CL1(a)	US0001M + 0.720%	0.8060	02/25/35	582,167
300,000	Provident Bank Home Equity Loan Trust 1998-4(a)	US0001M + 3.500%	3.5860	01/25/30	299,569
688,894	Provident Bank Home Equity Loan Trust 1999-3(a)	US0001M + 0.390%	0.8640	01/25/31	644,979
177,603	Provident Bank Home Equity Loan Trust 1999-3(a)	US0001M + 0.420%	0.9240	01/25/31	169,059
1,737,098	Quest Trust(a),(c)	US0001M + 5.250%	4.2350	12/25/33	1,645,389
264,735	Quest Trust(a),(c)	US0001M + 4.875%	4.9610	02/25/34	279,560
1,492,418	Quest Trust(a),(c)	US0001M + 3.225%	3.3110	06/25/34	1,492,441
325,067	RAAC Series 2004-SP3 Trust(a)	US0001M + 2.775%	2.8610	09/25/34	203,349
637,891	RAAC Series 2005-SP2 Trust(a)	US0001M + 0.600%	0.6860	06/25/44	588,384
199,388	RAAC Series 2006-SP1 Trust(a)	US0001M + 0.825%	0.9110	09/25/45	191,229
568,591	RAAC Series 2007-RP4 Trust(a),(c)	US0001M + 0.350%	0.4360	11/25/46	556,075
9,819	RALI Series 2003-QS9 Trust(a)	US0001M + 0.450%	0.5360	05/25/30	9,566
4,398,462	RALI Series 2005-QO1 Trust(a)	US0001M + 0.380%	0.4660	08/25/35	2,068,759
260,359	RALI Series 2005-QS7 Trust		5.5000	06/25/35	258,027
2,303,295	RALI Series 2006-QA8 Trust(a)	US0001M + 0.380%	0.4660	09/25/36	2,354,906
2,067,071	RALI Series 2006-QO7 Trust(a)	12MTA + 0.800%	0.8920	09/25/46	1,985,044
465,346	RALI Series 2006-QO8 Trust(a)	US0001M + 0.400%	0.4860	10/25/46	461,951
43,223,403	RALI Series 2006-QS12 Trust(b),(d)		0.4600	09/25/36	575,554
198,570	RALI Series 2006-QS7 Trust(a)	US0001M + 0.400%	0.4860	06/25/36	141,841
1,181,648	RALI Series 2007-QH3 Trust(a)	US0001M + 0.210%	0.2960	04/25/37	4,032,057
713,136	RALI Series 2007-QH5 Trust(a)	US0001M + 0.250%	0.3360	06/25/37	88,604
644,367	RALI Series 2007-QH7 Trust(a)	US0001M + 0.270%	0.3560	08/25/37	364,358
358,780	RAMP Series 2003-RS7 Trust(a)	US0001M + 3.600%	4.0590	08/25/33	333,540
386,390	RAMP Series 2003-RS9 Trust(a)	US0001M + 1.800%	2.7860	10/25/33	390,827
6,258	RAMP Series 2004-SL1 Trust(a)	US0001M + 1.900%	2.9360	10/25/31	5,968
1,000,000	RAMP Series 2005-EFC4 Trust(a)	US0001M + 0.630%	1.0310	09/25/35	999,285
409,322	RAMP Series 2005-RS8 Trust(a)	US0001M + 0.500%	0.8360	09/25/35	408,210
846,308	RAMP Series 2006-RS1 Trust(a)	US0001M + 0.410%	0.7010	01/25/36	736,409
2,338,844	RAMP Series 2006-RZ2 Trust(a)	US0001M + 0.340%	0.5960	05/25/36	2,959,043
324,005	RAMP Series 2007-RS2 Trust(a)	US0001M + 0.370%	0.4560	05/25/37	313,592
677,748	RASC Series 2003-KS4 Trust(a)	US0001M + 0.290%	0.6660	06/25/33	664,634
1,176,125	RASC Series 2005-KS12 Trust(a)	US0001M + 0.670%	1.0910	01/25/36	1,307,423

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
3,000,000	RASC Series 2005-KS6 Trust(a)	US0001M + 1.250%	1.9610	07/25/35	$3,043,190
353,649	Renaissance Home Equity Loan Trust 2002-3(a)	US0001M + 5.250%	5.3360	12/25/32	335,935
14,631,193	Reperforming Loan REMIC Trust 2005-R1(b),(c),(d)		6.0350	03/25/35	2,242,441
13,682,901	Reperforming Loan REMIC Trust 2005-R2(b),(c),(d)		5.5520	06/25/35	1,352,848
16,030,094	Reperforming Loan REMIC Trust 2006-R1(b),(d)		5.5210	01/25/36	1,767,206
1,227,688	Residential Asset Securitization Trust 2003-A4		5.7500	05/25/33	982,681
19,141,653	Residential Asset Securitization Trust 2005-A11CB(b),(d)		0.3410	10/25/35	158,345
1,871,987	Residential Asset Securitization Trust 2007-A1		6.0000	03/25/37	1,031,603
1,272,977	Residential Asset Securitization Trust 2007-A2		6.0000	04/25/37	1,014,944
1,677,576	Residential Asset Securitization Trust 2007-A8		6.0000	08/25/37	1,346,175
2,659,403	Residential Asset Securitization Trust 2007-A9(b),(d)		7.0000	09/25/37	857,585
578,335	SACO I Trust 2005-5(a)	US0001M + 1.350%	1.4360	05/25/35	579,197
326,321	SACO I Trust 2006-3(a)	US0001M + 0.360%	0.4460	04/25/36	324,742
96,909	SACO I Trust 2006-6(a)	US0001M + 0.260%	0.3460	06/25/36	95,962
199,917	SACO I, Inc.(c),(d)		5.3610	04/25/39	202,286
719,805	SASCO Mortgage Loan Trust 2004-GEL2(e)		5.1200	05/25/34	716,154
618,856	SASCO Mortgage Loan Trust 2004-GEL2(e)		5.5000	07/19/44	640,001
52,691	Saxon Asset Securities Trust 2004-2(a)	US0001M + 1.905%	1.9910	08/25/35	53,299
948,250	Saxon Asset Securities Trust 2005-1(a)	US0001M + 3.525%	1.8760	05/25/35	76,447
4,500,000	Saxon Asset Securities Trust 2007-4(a),(c)	US0001M + 3.000%	3.0860	12/25/37	3,278,274
10,584	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 1.725%	1.8110	02/25/34	10,909
34,500	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 2.175%	2.2610	02/25/34	35,508
30,746	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 3.000%	3.0860	02/25/34	30,295
161,840	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 2.025%	2.1110	08/25/34	159,733
141,886	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 1.680%	1.7660	09/25/34	168,069
279,910	Sequoia Mortgage Trust 2007-1(d)		2.5480	02/20/47	256,553
139,156	Sequoia Mortgage Trust 9(a)	US0001M + 1.125%	1.2120	09/20/32	131,084
170,488	SG Mortgage Securities Trust 2006-OPT2(a)	US0001M + 0.150%	0.2360	10/25/36	165,448
148,638	Soundview Home Loan Trust 2004-WMC1(a)	US0001M + 1.200%	1.2860	01/25/35	147,585
1,719,507	Soundview Home Loan Trust 2006-2(a)	US0001M + 0.705%	0.7910	03/25/36	2,360,779
195,402	Soundview Home Loan Trust 2006-3(a)	US0001M + 0.320%	0.4060	11/25/36	195,439
313,149	Soundview Home Loan Trust 2007-OPT2(a)	US0001M + 0.180%	0.2660	07/25/37	301,790
1,258,627	Soundview Home Loan Trust 2007-OPT4(a)	US0001M + 1.000%	1.0860	09/25/37	1,016,769
166,394	Specialty Underwriting & Residential Finance Trust(a)	US0001M + 4.500%	4.5860	06/25/34	191,175

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
690,393	Specialty Underwriting & Residential Finance Trust(a)	US0001M + 2.550%	2.6360	02/25/35	$694,447
6,817,324	Starwood Retail Property Trust 2014-STAR(a),(c)	US0001M + 1.470%	1.5540	11/15/27	4,260,828
4,524,233	Structured Adjustable Rate Mortgage Loan Trust(a)	US0001M + 0.675%	0.7610	06/25/35	4,603,774
1,418,822	Structured Adjustable Rate Mortgage Loan Trust(d)		3.1400	09/25/35	1,205,838
191,352	Structured Asset Investment Loan Trust(a)	US0001M + 4.500%	4.5860	10/25/33	219,917
473,390	Structured Asset Investment Loan Trust 2003-BC10(a)	US0001M + 4.500%	4.5860	10/25/33	513,150
72,464	Structured Asset Investment Loan Trust 2003-BC2(a)	US0001M + 0.720%	0.8060	04/25/33	72,104
260,149	Structured Asset Investment Loan Trust 2003-BC2(a)	US0001M + 1.380%	1.4660	04/25/33	261,129
145,759	Structured Asset Investment Loan Trust 2003-BC4(a)	US0001M + 4.875%	4.9610	06/25/33	157,223
68,262	Structured Asset Investment Loan Trust 2003-BC8(a)	US0001M + 2.625%	2.7110	08/25/33	74,404
508,601	Structured Asset Investment Loan Trust 2004-5(a)	US0001M + 3.000%	3.0860	05/25/34	535,876
28,654	Structured Asset Investment Loan Trust 2004-8(a)	US0001M + 1.725%	1.8110	09/25/34	28,714
638,917	Structured Asset Investment Loan Trust 2004-9(a)	US0001M + 2.625%	2.7110	10/25/34	640,641
71,562	Structured Asset Investment Loan Trust 2004-9(a)	US0001M + 2.775%	2.8610	10/25/34	72,057
512,216	Structured Asset Investment Loan Trust 2004-BNC2(a)	US0001M + 1.275%	1.3610	12/25/34	518,801
3,727,876	Structured Asset Mortgage Investments II Trust(b),(d)		0.7150	07/19/35	53,683
283,592	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.420%	0.5060	04/25/36	272,558
4,187,033	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.540%	0.6260	05/25/36	3,397,081
45,466,684	Structured Asset Mortgage Investments II Trust(b)		0.9000	08/25/36	1,279,346
2,355,863	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.460%	0.5460	05/25/45	2,012,558
1,105,708	Structured Asset Mortgage Investments II Trust(d)		3.0170	05/25/47	995,648
39,873,338	Structured Asset Mortgage Investments II Trust(b)		0.5000	08/25/47	978,958
756,375	Structured Asset Securities Corp Assistance Loan(c)		3.3560	04/25/31	755,926
195,787	Structured Asset Securities Corp Mortgage(d)		2.2550	03/25/33	184,984
181,196	Structured Asset Securities Corp Mortgage(e)		5.1570	11/25/33	153,511
171,251	Structured Asset Securities Corp Mortgage(e)		5.6700	03/25/34	174,402
3,474,260	Structured Asset Securities Corp Mortgage Loan(a)	US0001M + 0.270%	0.3560	01/25/37	4,170,150
31,358	Structured Asset Securities Corp Mortgage Pass		3.3750	08/25/31	30,650
181,989	Structured Asset Securities Corp Pass-Through		3.4500	02/25/32	174,657
553,351	Structured Asset Securities Corporation(c),(d)		4.6600	07/25/35	447,019
549,443	SunTrust Alternative Loan Trust 2006-1F		6.0000	04/25/36	407,424
93,578	Terwin Mortgage Trust 2003-7SL(c),(d)		7.1000	12/25/33	90,065
746,118	Terwin Mortgage Trust 2004-18SL(c),(d)		8.0000	10/25/34	744,654
414,617	Terwin Mortgage Trust 2004-7HE(a),(c)	US0001M + 1.275%	1.3610	07/25/34	413,914

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
287,014	Terwin Mortgage Trust 2006-HF-1(d)		4.5600	02/25/37	$375,433
177,562	Terwin Mortgage Trust Series TMTS 2003-2HE(d)		6.0000	07/25/34	180,611
19,967	Terwin Mortgage Trust Series TMTS 2003-5SL(c),(d)		8.0000	10/25/34	19,009
735,966	Truman Capital Mortgage Loan Trust(a),(c)	US0001M + 4.125%	4.2110	01/25/34	819,135
1,913,405	UCFC Home Equity Loan Trust 1998-D(d)		7.7500	04/15/30	1,995,047
2,450,000	US 2018-USDC(c),(d)		4.6420	05/13/38	2,120,580
76,093	Voyager CNTYW Delaware Trust(b),(c),(d)		46.1250	02/16/36	69,294
30,290,806	WaMu Mortgage Pass-Through Certificates Series(b),(d)		2.0530	11/25/45	1,568,406
608,291	WaMu Mortgage Pass-Through Certificates Series(a)	COF 11 + 1.500%	1.8060	05/25/46	603,834
1,525,794	Washington Mutual Mortgage Pass-Through(a)	US0001M + 0.370%	0.4560	02/25/37	911,899
428,802	Washington Mutual Mortgage Pass-Through(a)	12MTA + 0.710%	0.8080	12/25/46	410,323
2,137,918	Washington Mutural Asset-Backed Certificates WMABS(a)	US0001M + 0.060%	0.1460	10/25/36	1,132,168
1,035,000	Wells Fargo Commercial Mortgage Trust 2013-LC12(d)		4.4430	07/15/46	934,507
1,666,666	Wells Fargo Commercial Mortgage Trust 2015-C27(c)		2.8690	02/15/48	695,035
1,631,000	Wells Fargo Commercial Mortgage Trust 2015-C27(c)		3.7680	02/15/48	1,343,252
15,153,000	Wells Fargo Commercial Mortgage Trust 2016-C34(b),(c),(d)		2.2200	06/15/49	1,188,544
846,758	Wells Fargo Commercial Mortgage Trust 2016-C34 Series 2016-C34 Class C(d)		5.2200	06/15/49	811,687
2,500,000	Wells Fargo Commercial Mortgage Trust 2016-C35(c)		3.1420	07/15/48	2,144,867
2,500,000	Wells Fargo Commercial Mortgage Trust 2016-C36(c)		2.9420	11/15/59	1,914,857
1,000,000	Wells Fargo Commercial Mortgage Trust 2017-C40(c)		2.7000	10/15/50	841,732
6,400,000	Wells Fargo Commercial Mortgage Trust 2020-SDAL(a),(c)	US0001M + 2.740%	2.8240	02/15/37	6,201,666
2,500,000	Wells Fargo Commercial Mortgage Trust 2020-SDAL(a),(c)	US0001M + 3.491%	3.5750	02/15/37	2,222,189
522,115	Wells Fargo Home Equity Asset-Backed Securities(a)	US0001M + 2.820%	2.9060	10/25/34	525,289
1,104,823	Wells Fargo Home Equity Asset-Backed Securities(c),(d)		5.0000	10/25/34	1,126,132
1,775,415	Wells Fargo Home Equity Asset-Backed Securities(a),(c)	US0001M + 3.750%	3.8360	04/25/35	1,905,189
343,339	Wells Fargo Home Equity Asset-Backed Securities(a)	US0001M + 3.750%	3.8360	04/25/35	367,581
4,000,000	WFRBS Commercial Mortgage Trust 2012-C9(c),(d)		4.9690	11/15/45	3,944,965
2,971,000	WFRBS Commercial Mortgage Trust 2012-C9(c),(d)		4.9690	11/15/45	2,695,734
3,000,000	WFRBS Commercial Mortgage Trust 2013-C14(c)		3.2500	06/15/46	2,006,532
1,500,000	WFRBS Commercial Mortgage Trust 2014-C22(c)		3.4550	09/15/57	1,069,101
2,742,340	WFRBS Commercial Mortgage Trust 2014-C25(c),(d)		3.8030	11/15/47	2,616,784
52,003	Wilshire Mortgage Loan Trust(d)		6.8350	03/25/28	53,565
51,020	Wilshire Mortgage Loan Trust(d)		7.4250	05/25/28	52,379
19,744	Wilshire Mortgage Loan Trust(c),(d)		8.9900	05/25/28	11,408

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 86.6% (Continued)
204,486	Yale Mortgage Loan Trust 2007-1(a),(c)	US0001M + 0.400%	0.4860	06/25/37	$90,683

	TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES (Cost $644,978,654)				714,827,455

	OTHER ASSET BACKED SECURITIES – 0.00%
737,029	Business Loan Express Business Loan Trust 2007-A(a),(c)	US0001M + 1.100%	1.1870	10/20/40	610,474
	TOTAL OTHER ASSET BACKED SECURITIES (Cost $636,925)

	U.S. GOVERNMENT & AGENCIES — 4.2%
	U.S. TREASURY BILLS — 4.2%
12,500,000	United States Treasury Bill(g)		0.0000	10/21/21	12,499,502
12,500,000	United States Treasury Bill(g)		0.0000	10/28/21	12,499,391
5,000,000	United States Treasury Bill(g)		0.0000	11/04/21	4,999,736
5,000,000	United States Treasury Bill(g)		0.0000	11/12/21	4,999,752
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $34,998,805)				34,998,381

Shares		Fair Value
	SHORT-TERM INVESTMENT — 8.6%

	MONEY MARKET FUND - 8.6%
70,993,290	First American Government Obligations Fund, Class X, 0.03% (Cost $70,993,290)(h)	70,993,290

	TOTAL INVESTMENTS - 102.3% (Cost $782,686,751)	$844,812,447
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%	(19,240,722)
	NET ASSETS - 100.0%	$825,571,725

LLC	- Limited Liability Company

LTD	- Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

COF 11	Cost of Funds for the 11th District of San Francisco

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

US0001M	ICE LIBOR USD 1 Month

US0006M	ICE LIBOR USD 6 Month

US0012M	ICE LIBOR USD 12 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Interest only securities.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021 the total market value of 144A securities is 203,945,125 or 24.7% of net assets.

(d)	Variable rate security; the rate shown represents the rate on September 30, 2021.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at September 30, 2021.

(f)	Illiquid security. The total fair value of these securities as of September 30, 2021 was $4,159,986, representing 0.60% of net assets.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of September 30, 2021.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2021

ASSETS
Investment in securities (identified cost $782,686,751), at fair value	$844,812,447
Interest & dividend receivable	1,992,829
Receivable for Fund shares sold	1,273,402
Prepaid expenses and other assets	48,973
TOTAL ASSETS	848,127,651

LIABILITIES
Payable for investments purchased	11,631,877
Due to broker	9,105,451
Investment advisory fees payable	897,076
Payable for Fund shares redeemed	550,242
Payable to related parties	160,096
Distribution (12b-1) fees payable	30,293
Accrued expenses and other liabilities	180,891
TOTAL LIABILITIES	22,555,926
NET ASSETS	$825,571,725

Net Assets Consist Of:
Paid in capital	$832,891,610
Accumulated loss	(7,319,885)
NET ASSETS	$825,571,725

Net Asset Value Per Share:
Class A Shares:
Net Assets	$115,605,764
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,758,123
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.75
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.41

Class C Shares:
Net Assets	$8,233,810
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	768,853
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.71

Class I Shares:
Net Assets	$701,732,151
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	65,237,358
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.76

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2021

INVESTMENT INCOME
Interest income	$34,602,961
TOTAL INVESTMENT INCOME	34,602,961

EXPENSES
Investment advisory fees	13,072,883
Distribution (12b-1) Fees:
Class A	275,262
Class C	92,589
Administrative services fees	716,520
Third Party Administrative Servicing Fees	560,843
Printing and postage expenses	162,480
Transfer agent fees	154,213
Accounting services fees	117,979
Registration fees	107,617
Custodian fees	86,683
Broker fees	61,972
Professional fees	56,231
Compliance officer fees	39,876
Trustees fees and expenses	20,137
Insurance expense	16,141
Other expenses	57,855
TOTAL EXPENSES	15,599,281
Less: Fees waived by the Adviser	(1,735,405)
NET EXPENSES	13,863,876
NET INVESTMENT INCOME	20,739,085

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from :
Investments	10,303,876
Options Written	314,136
10,618,012
Net change in unrealized appreciation on investments	29,958,356

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	40,576,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,315,453

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
FROM OPERATIONS
Net investment income	$20,739,085	$15,351,103
Net realized gain (loss) from security transactions	10,618,012	(11,717,951)
Net change in unrealized appreciation (depreciation) of investments	29,958,356	(2,823,789)
Net increase in net assets resulting from operations	61,315,453	809,363

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(1,242,837)	(55,801)
Class C	(81,509)	(5,318)
Class I	(7,409,088)	(288,109)
Total distributions paid:
Class A	(4,111,987)	(5,515,411)
Class C	(295,210)	(423,384)
Class I	(22,892,869)	(26,249,420)
Net decrease in net assets resulting from distributions to shareholders	(36,033,500)	(32,537,443)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	30,533,453	62,510,179
Class C	972,698	3,889,476
Class I	268,216,242	449,036,143
Net asset value of shares issued in reinvestment of distributions:
Class A	5,271,524	5,442,267
Class C	344,584	386,686
Class I	27,542,129	23,591,236
Payments for shares redeemed:
Class A	(37,027,707)	(84,744,689)
Class C	(4,050,432)	(2,247,981)
Class I	(198,651,873)	(454,769,443)
Net increase in net assets resulting from shares of beneficial interest	93,150,618	3,093,874

TOTAL INCREASE (DECREASE) IN NET ASSETS	118,432,571	(28,634,206)

NET ASSETS
Beginning of Year	707,139,154	735,773,360
End of Year	$825,571,725	$707,139,154

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
SHARE ACTIVITY
Class A:
Shares sold	2,893,347	6,068,587
Shares reinvested	499,649	544,099
Shares redeemed	(3,524,908)	(8,087,089)
Net decrease in shares of beneficial interest outstanding	(131,912)	(1,474,403)

Class C:
Shares sold	92,621	380,787
Shares reinvested	32,797	38,870
Shares redeemed	(385,679)	(217,374)
Net increase (decrease) in shares of beneficial interest outstanding	(260,261)	202,283

Class I:
Shares sold	25,273,424	44,232,126
Shares reinvested	2,607,233	2,343,097
Shares redeemed	(18,862,818)	(44,150,636)
Net increase in shares of beneficial interest outstanding	9,017,839	2,424,587

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Class A	September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018	September 30, 2017
Net asset value, beginning of year	$10.37		$10.98		$11.26		$11.36	$10.64
Activity from investment operations:
Net investment income (1)	0.29		0.22		0.19		0.26	0.26
Net realized and unrealized gain (loss) on investments	0.60		(0.31)		0.14		0.24	0.92
Total from investment operations	0.89		(0.09)		0.33		0.50	1.18
Less distributions from:
Net investment income	(0.39)		(0.51)		(0.40)		(0.43)	(0.39)
Return of capital	(0.12)		(0.01)		(0.21)		(0.17)	(0.07)
Total distributions	(0.51)		(0.52)		(0.61)		(0.60)	(0.46)
Net asset value, end of year	$10.75		$10.37		$10.98		$11.26	$11.36
Total return (2)	8.82%		(0.50)%		3.16%		4.53%	11.29%
Net assets, at end of year (000s)	$115,606		$112,937		$135,705		$55,124	$66,837
Ratio of gross expenses to average net assets (3)	2.39	% (6)	2.40	% (5)	2.35	% (4)	2.33%	2.43%
Ratio of net expenses to average net assets (3)	2.15	% (6)	2.20	% (5)	2.25	% (4)	2.24%	2.24%
Ratio of net investment income to average net assets	2.72%		2.15%		1.73%		2.27%	2.38%
Portfolio Turnover Rate	17%		11%		29%		34%	10%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(5)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

(6)	Includes 0.01% for the year ended September 30, 2021 attributed to broker margin interest expense, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Year Ended		Year Ended	Period Ended
Class C	September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$10.34		$10.94		$11.23		$11.36	$10.00
Activity from investment operations:
Net investment income (2)	0.21		0.15		0.10		0.16	0.02
Net realized and unrealized gain (loss) on investments	0.59		(0.30)		0.15		0.25	1.54
Total from investment operations	0.80		(0.15)		0.25		0.41	1.56
Less distributions from:
Net investment income	(0.33)		(0.44)		(0.35)		(0.39)	(0.13)
Return of capital	(0.10)		(0.01)		(0.19)		(0.15)	(0.07)
Total distributions	(0.43)		(0.45)		(0.54)		(0.54)	(0.20)
Net asset value, end of period	$10.71		$10.34		$10.94		$11.23	$11.36
Total return (3)	7.92%		(1.15)%		2.30%		3.67%	6.51	% (6)
Net assets, at end of period (000s)	$8,234		$10,637		$9,046		$4,127	$842
Ratio of gross expenses to average net assets (4)	3.14	% (9)	3.15	% (8)	3.10	% (7)	3.08%	3.18	% (5)
Ratio of net expenses to average net assets	2.90	% (9)	2.95	% (8)	3.00	% (7)	2.99%	2.99	% (5)
Ratio of net investment income to average net assets	1.97%		1.39%		0.95%		1.40%	0.41	% (5)
Portfolio Turnover Rate	17%		11%		29%		34%	10	% (6)

(1)	The Deer Park Total Return Credit Fund Class C shares commenced operations on April 6, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

(7)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(8)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

(9)	Includes 0.01% for the year ended September 30, 2021 attributed to broker margin interest expense, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
Class I	September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018	September 30, 2017
Net asset value, beginning of year	$10.38		$10.99		$11.26		$11.37	$10.65
Activity from investment operations:
Net investment income (1)	0.31		0.25		0.23		0.28	0.29
Net realized and unrealized gain (loss) on investments	0.61		(0.31)		0.14		0.24	0.91
Total from investment operations	0.92		(0.06)		0.37		0.52	1.20
Less distributions from:
Net investment income	(0.42)		(0.54)		(0.42)		(0.46)	(0.41)
Return of capital	(0.12)		(0.01)		(0.22)		(0.17)	(0.07)
Total distributions	(0.54)		(0.55)		(0.64)		(0.63)	(0.48)
Net asset value, end of year	$10.76		$10.38		$10.99		$11.26	$11.37
Total return (2)	9.09%		(0.24)%		3.40%		4.70%	11.51%
Net assets, at end of year (000s)	$701,732		$583,566		$591,022		$640,110	$307,380
Ratio of gross expenses to average net assets (3)	2.14	% (6)	2.15	% (5)	2.10	% (4)	2.08%	2.18%
Ratio of net expenses to average net assets	1.90	% (6)	1.95	% (5)	2.00	% (4)	1.99%	1.99%
Ratio of net investment income to average net assets	2.97%		2.43%		2.04%		2.49%	2.64%
Portfolio Turnover Rate	17%		11%		29%		34%	10%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(5)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

(6)	Includes 0.01% for the year ended September 30, 2021 attributed to broker margin interest expense, which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2021

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund commenced operations on October 16, 2015.

The Fund currently offers Class A shares, Class C shares and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser are unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities	$—	$12,987,847	$—	$12,987,847
Non-Agency Mortgage Backed Securities	—	714,827,455	—	714,827,455
Common Stocks	10,395,000	—	—	10,395,000
U.S. Government & Agencies	—	34,998,381	—	34,998,381
Other Asset Backed Securities	—	610,474	—	610,474
Short-Term Investment	70,993,290	—	—	70,993,290
Total	$81,388,290	$763,424,157	$—	$844,812,447

*	See Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Non-Agency Residential
Mortgage Backed
Securities
Beginning Value at October 1, 2020	$408,196
Total realized gain (loss)	699,996
Appreciation (depreciation)	(408,192)
Purchase	—
Sales	(700,000)
Proceeds from Sales	—
Net transfers in/out of level 3	—
Ending Value at September 30, 2021	$—

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Interest Only Securities – The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with securities traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized to the call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Option Transactions – The Fund is subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Fund to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year ended September 30, 2021, the Fund had realized gains of $314,136 from options written contracts as disclosed on the Statement of Operations.

There were no open derivative investments held by the fund as of September 30, 2021 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

As of September 30, 2021, the net change in unrealized appreciation on written options contracts was $0

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Credit Facility – Effective July 14, 2016, the Fund entered into a revolving, uncommitted $50,000,000 line of credit with Union Bank (the “Revolving Credit Agreement”) which expired on September 28, 2020. Effective September 29, 2020, the Fund entered into a third amended and restated loan agreement, dated March 26, 2020, with a $72,000,000 line credit. Effective August 2, 2021, the loan

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

agreement was transferred to U.S. Bank National Association with a $120,000,000 line of credit. Borrowings under the Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the year ended September 30, 2020 through September 30, 2021, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed in the aggregate the lessor of (a) $120,000,000; (b) 20% of the gross market value of the Fund or (c) 33.33% of the gross market value of the Fund.

At no point during the year ended September 30, 2021 did the Fund draw on its line of credit.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open September 30, 2018 through September 30, 2020 tax years, or expected to be taken in the Fund’s September 30, 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk would exist if that part of the Fund’s cash were held at the broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Mortgage-Backed and Asset Backed Securities Risk – The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates.

LIBOR Risk – Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However,

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $271,682,059 and $112,431,297, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. For the year ended September 30, 2021, the Fund incurred $13,072,883 in advisory fees of which $897,076 is payable as of September 30, 2021 and included in the Statement of Assets and Liabilities under the Liabilities section.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2022, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))), not incurred in the ordinary course of the Fund’s business) do not exceed 2.14% per annum of Class A average daily net assets, 2.89% per annum of Class C average daily net assets, and 1.89% per annum of Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

similar agreement). The Board may terminate the Waiver Agreement at any time.

For the year ended September 30, 2021, the Adviser waived fees of $1,735,405 pursuant to the Waiver Agreement.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2022	9/30/2023	9/30/2024
$756,882	$1,320,975	$1,735,405

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2021, the Fund paid $275,262 and $92,589 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2021, the Distributor received $51,373 from front-end sales charges of which $9,004 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2021, TD Ameritrade held 26.3% of the voting securities of the Fund and may be deemed to control the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2021	September 30, 2020
Ordinary Income	$27,300,066	$32,188,215
Long-Term Capital Gain	—	—
Return of Capital	8,733,434	349,228
	$36,033,500	$32,537,443

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(69,445,581)	$—	$62,125,696	$(7,319,885)

At September 30, 2021, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

			Capital Loss
Non-Expiring	Non-Expiring		Carryforward
Short-Term	Long-Term	Total	Limitation
$31,630,367	$12,088,540	$43,718,907	$25,726,674

As a result of the acquisition of another Fund, $8,354,982 and $17,371,692 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years. This amount is subject to an annual limitation of $112,216 under tax rules.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2021

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$782,686,751	$85,149,007	$(23,023,311)	$62,125,696

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Dividends: The Board declared the following monthly dividends:

	Dividend Per Share	Record Date	Payable Date
Class A	0.0431	10/27/2021	10/28/2021
Class C	0.0371	10/27/2021	10/28/2021
Class I	0.0450	10/27/2021	10/28/2021

Class A	0.0428	11/26/2021	11/29/2021
Class C	0.0362	11/26/2021	11/29/2021
Class I	0.0450	11/26/2021	11/29/2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Deer Park Total Return Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, including the schedule of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 29, 2021

Deer Park Total Return Credit Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2021

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2021 through September 30, 2021.

Actual Expenses

The “Actual” Expenses in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical Expenses” in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/21	9/30/21	4/1/21 – 9/30/21	4/1/21 – 9/30/21
Class A	$1,000.00	$1,045.80	$11.02	2.15%
Class C	1,000.00	1,042.00	14.84	2.90
Class I	1,000.00	1,047.00	9.74	1.90

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/21	9/30/21	4/1/21 – 9/30/21	4/1/21 – 9/30/21
Class A	$1,000.00	$1,014.30	$10.85	2.15%
Class C	1,000.00	1,010.54	14.61	2.90
Class I	1,000.00	1,015.55	9.59	1.90

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Princeton Fund Advisors, LLC (Adviser to Deer Park Total Return Credit Fund)*

In connection with the regular meeting held on September 21-23, 2021 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA” or the “Adviser”) and the Trust, with respect to the Deer Park Total Return Credit Fund (“Deer Park Total” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that PFA was founded in 2011 and had $1 billion in assets under management and approximately $2.7 billion in assets under management with affiliates as of June 30, 2021. The Board noted that PFA pursued and evaluated alternative asset managers and strategies to determine whether such strategies could be modified for a mutual fund or other registered investment vehicles. The Board reviewed the background information on the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s diverse financial industry experience. The Board observed that PFA added an experienced Senior Compliance Officer to the team and opined that such addition was likely to benefit PFA and the Fund. The Board noted that PFA performed on-going due diligence of the sub-adviser, Deer Park Road Management, LP, and maintained the Fund’s strategy specific security, weighting, and liquidity characteristics. The Board commented that PFA had regular communications with the sub-adviser and reviewed Deer Park’s performance, attributions, underlying investment allocations, diversification, liquidity compliance, and other risk characteristics. The Board noted that PFA reported no material compliance or litigation issues since the last renewal of the Advisory Agreement. The Board noted that PFA was fully engaged with the sub-adviser and closely supervised its trading activities and compliance of the portfolio. The Board further noted that PFA dedicated sufficient resources to support its operations and the Fund. Based on the information provided, the Board concluded that PFA could be expected to continue to provide satisfactory service to the Fund and their respective shareholders.

Performance. The Board noted that the Fund received a two-star Morningstar rating and had approximately $713 million in assets for the period ended June 30, 2021. The Board further noted that the Fund had returned 11.14% over the one-year period and outperformed its peer group, Morningstar category, and benchmark over the one-year, five-year, and since inception periods. The Board acknowledged that the Fund underperformed its Morningstar category and benchmark

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2021

over the three-year period but outperformed its peer group over the same period. The Board evaluated the Fund’s risk metrics, noting the Fund had a strong Sharpe ratio and standard deviation for the one-year period. Although past performance is no guarantee of future results, the Board concluded that PFA could be expected to provide reasonable returns to Deer Park Total and its shareholders.

Fees and Expenses. The Board noted that Fund’s peer group consisted of 14 funds with an average of $1.8 billion in assets and a median of $1 billion in assets. The Board considered the PFA’s advisory fee of 1.84%, noting that it was higher than both the peer group median and Morningstar category median, representing the highest in the category. The Board discussed the Fund’s net expense ratio of 1.89%, noting that it was higher than the peer group median and its Morningstar category median and the highest in the category. The Board discussed PFA’s justification for the higher fee, noting that PFA believed that the fees were reasonable because of the strength of the advisory and sub-advisory teams and the uniqueness of the Fund’s strategy. The Board further noted that PFA disagreed with the Fund’s Morningstar category and believed that incorrect classification resulted in the Fund’s fees and expenses appearing high by comparison. The Board acknowledged that the Fund had an expense limitation in place and that PFA intended to renew the agreement. The Board concluded the advisory fee was not unreasonable.

Profitability. The Board reviewed the adviser’s profitability analysis, noting that the adviser realized a modest profit in terms of actual dollars from the Fund, and as a percentage of revenue, the profits appeared reasonable. The Board acknowledged the effort required to maintain and manage the Fund’s investment program and determined the adviser’s profits were not excessive with respect to the Fund.

Economies of Scale. The Board considered whether PFA had achieved economies of scale with respect to the Fund. The Board noted PFA’s belief that the Fund had capacity constraints at relatively low asset levels. The Board agreed that the expense limitation agreement had provided benefits to shareholders. The Board reviewed the Fund’s current asset levels and concluded that the Fund had attained an asset level at which PFA had achieved meaningful economies of scale in managing the Fund, despite the breakpoints in the Deer Park Total sub-advisory fee and determined to revisit the matter if circumstances were to change.

Conclusion. Having requested and received such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement with PFA was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

Deer Park Road Management, LP (Sub-Adviser to Deer Park Total Return Fund)*

In connection with the regular meeting held on September 21-23, 2021 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC (“PFA”) and Deer Park Road Management Company, L.P. (“Sub-Adviser” or “Deer Park”), with respect to the Deer Park Total Return Credit Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that Sub-Adviser was founded in 2003 and had approximately $3.9 billion in assets under management and specialized in providing portfolio management and structured credit analysis to high net worth individuals and institutional investors. The Board reviewed the background information of the key investment personnel who were responsible for providing sub-advisory services to the Fund, taking into consideration their education and experience, most notably with managing hedge funds. The Board acknowledged that the Sub-Adviser used a fundamental research approach to identify and select mortgage-backed and asset-backed securities that the Sub-Adviser believed were deeply discounted, had shorter durations and displayed the ability to generate a high cash flow. The Board noted that the Sub-Adviser used modeling software to monitor the Fund’s portfolio and adhere to the Fund’s investment limitations. The Board further noted that the Sub-Adviser selected broker-dealers based on its evaluation of the broker’s ability to meet certain best execution standards including reasonable trading costs and other quality of service factors. The Board commented that the Sub-Adviser provided deep research and sufficient resources to support the investment process and the Fund. The Board concluded that the Sub-Adviser was expected to continue providing quality service to the Fund, PFA, and its shareholders. Based on the information provided, including PFA’s satisfaction with the services of the Sub-Adviser, the Board concluded that the nature, extent and quality of the service provided were acceptable.

Performance. The Board noted that the Fund’s investment objective was to seek income and capital appreciation and that the Fund received a three-star Morningstar rating. The Board considered the Fund’s performance, commenting that the Fund had outperformed its peer group, Morningstar category, and benchmark over the one-year, five-year, and since inception period. The Board agreed that the Sub-Adviser’s performance was acceptable.

Fees and Expenses . The Board noted that the Sub-Adviser received a sub-advisory fee based on net advisory fees after certain expenses, with breakpoints at various asset levels, which

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2021

was paid by PFA out of its advisory fee. The Board noted that the Sub-Adviser compared the Fund’s sub-advisory fee to the fees paid to the Sub-Adviser for managing private funds, at that the fees generally included a 1% management fee as well as incentive fees. After discussion, the Board concluded the sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Sub-Adviser, acknowledging that the Sub-Adviser received a solid profit in terms of actual dollars and percentage of revenue earned. They further noted that they agreed that with the Sub-Adviser’s assertion that the profits were reasonable based on the amount of research and intensive analysis required to select the Fund’s investments. After further discussion, the Board concluded that the Sub-Adviser’s profitability was not excessive.

Economies of Scale. The Board considered whether the Sub-Adviser had realized economies of scale with respect to the sub-advisory services provided to the Fund. The Board agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the breakpoints in the sub-advisory fee.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement with Deer Park was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2021

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2021

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, Blu Giant, LLC, (2004-2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2021, the Trust was comprised of 69 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/21 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISER
Deer Park Road Management Company, LP
1195 Bangtail Way
Steamboat Springs, CO 80487

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022-3474

DEERPARK-A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021 - $33,500

2020 - $28,750

(b)	Audit-Related Fees

2021 – None

2020 – None

(b)	Tax Fees

2021 - $3,900

2020 - $3,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2021 – None

2020 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021     2020

Audit-Related Fees:       0.00%    0.00%

Tax Fees:                      0.00%   0.00%

All Other Fees:              0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $3,900

2020 - $3,900

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/08/21